Combined Annual Report
To Shareholders
April 30, 2002

Class R Shares
Riggs Stock Fund
Riggs Small Company Stock Fund
Riggs Large Cap Growth Fund
Riggs U.S. Government Securities Fund
Riggs Bond Fund
Riggs Intermediate Tax Free Bond Fund
Riggs Long Term Tax Free Bond Fund
Riggs Prime Money Market Fund
Riggs U.S. Treasury Money Market Fund

Class Y Shares
Riggs Stock Fund
Riggs Small Company Stock Fund
Riggs U.S. Government Securities Fund
Riggs Prime Money Market Fund
Riggs U.S. Treasury Money Market Fund

Mutual funds are not FDIC insured and are
not deposits or obligations of or guaranteed by
Riggs Investment Corp. They involve investment
risks, including the possible loss of the
principal amount invested.

Federated Securities Corp., Distributor

[LOGO OF RIGGS FUNDS]

PRESIDENT’S MESSAGE

Dear Investor:

I am pleased to present the Annual Report for the Riggs Funds—Class R Shares and Class Y Shares—for the 12-month period from May 1, 2001 through April 30, 2002. It begins with an investment commentary by each portfolio manager, followed by a complete listing of holdings and the financial statements for each fund.

During the 12-month period, bonds continued to deliver positive returns, while money market fund returns declined with the decline in interest rates. Stocks, with the exception of the small cap sector, were weak. The negative returns that we have been experiencing, while painful, reflect the risk investors assume to pursue the long-term performance potential of stocks. For many investors, a price decline presents the opportunity to dollar-cost average or lower the average cost of their shares by purchasing additional shares at lower prices.*

The performance highlights of each fund are as follows.

Riggs Stock Fund
During the reporting period, the fund’s diversified portfolio of high-quality stocks—which included many household names—produced a total return of (17.75)%, or (19.38)% adjusted for the 2% redemption fee, for Class R Shares and (17.61)% for Class Y Shares.** These returns were the result of a decline in net asset value as the fund’s portfolio was impacted by the general decline in stock prices. Each share class paid a capital gain of $0.08 per share. The fund’s net assets totaled $53.5 million at the end of the reporting period.

Riggs Small Company Stock Fund
As the most aggressive fund in the Riggs family, this fund invests in carefully selected stocks issued by small companies.*** During the reporting period, the fund produced a total return of 9.54%, or 7.54% adjusted for the 2% redemption fee, for Class R Shares and 9.79% for Class Y Shares. At the end of the reporting period, the fund’s net assets totaled $44.2 million.

Riggs Large Cap Growth Fund
This fund is managed to help investors pursue capital appreciation by investing in a portfolio of the largest growth companies traded on U.S. stock markets. The 12-month reporting period was a particularly difficult one for the fund’s large-company growth stock holdings. As a result, Class R Shares recorded a negative total return of (35.76)%, or (37.04)% adjusted for the 2% redemption fee. Net assets in the fund totaled $15.9 million at the end of the reporting period.

Riggs U.S. Government Securities Fund
In a continued positive environment for bonds, this fund’s government bond portfolio paid dividends totaling $0.49 per share for Class R Shares, while its net asset value rose by $0.07. As a result, the fund produced a total return of 5.78%, or 3.78% adjusted for the 2% redemption fee. The fund’s Class Y Shares paid dividends totaling $0.52 per share, while the net asset value also rose by $0.07. As a result, Class Y Shares produced a total return of 6.04%. Net assets in the fund totaled $90.3 million at the end of the reporting period.

Riggs Bond Fund
This fund is managed to help investors pursue a high level of current income through a portfolio of investment grade corporate bonds and government bonds. Class R Shares paid dividends totaling $0.52 per share, while the net asset value increased by $0.09. As a result, Class R Shares produced a total return of 5.54%, or 3.54% adjusted for the 2% redemption fee. Net assets in the fund totaled $29.6 million at the end of the reporting period.

Riggs Intermediate Tax Free Bond Fund
This fund is managed to help tax-sensitive investors pursue a high level of income free of federal income tax through a portfolio of intermediate-term, investment grade municipal bonds.† Class R Shares paid tax-free dividends totaling $0.41 per share, while the net asset value rose by $0.13. As a result, Class R Shares produced a total return of 5.37%, or 3.37% adjusted for the 2% redemption fee. Net assets in the fund totaled $56.3 million at the end of the reporting period.

Riggs Long Term Tax Free Bond Fund
This fund is managed to help tax-sensitive investors pursue a high level of income free of federal income tax through a portfolio of long-term, investment grade municipal bonds. Class R Shares paid tax-free dividends totaling $0.43 per share and a capital gain of $0.10 per share, while the net asset value rose by $0.08. As a result, Class R Shares produced a total return of 6.02%, or 4.02% adjusted for the 2% redemption fee. Net assets in the fund totaled $48.4 million at the end of the reporting period.

Riggs Prime Money Market Fund
This fund helps shareholders earn daily income on their ready cash through a portfolio of high-quality money market securities. The fund’s Class R Shares paid dividends totaling $0.02 per share, and Class Y Shares paid dividends totaling $0.02 per share.†† The fund ended the reporting period with net assets of $274.3 million.

Riggs U.S. Treasury Money Market Fund
As the most conservative Riggs fund, Riggs U.S. Treasury Money Market Fund invests exclusively in U.S. Treasury money market securities to help shareholders earn daily income on their ready cash. Over the reporting period, the fund’s portfolio paid a total of $0.02 per share in dividends for Class R Shares and $0.02 per share in dividends for Class Y Shares. Net assets in the fund totaled $124.8 million at the end of the reporting period.

Thank you for pursuing your financial goals through the diversification and professional management of the Riggs Funds family.

We will continue to update you on the progress of your investment.

Sincerely,
/s/ Peter J. Germain
Peter J. Germain
President
June 15, 2002

*
Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance information is available by calling 1-800-934-3883.

***	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
†	Income may be subject to the federal alternative minimum tax and state and local taxes.
††
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

INVESTMENT REVIEW

Riggs Stock Fund
Riggs Small Company Stock Fund
During the annual reporting period from May 1, 2001 through April 30, 2002, the U.S. equity markets experienced tremendous volatility as the economy suffered its first recession in a decade. Large capitalization stocks bore the brunt of the downturn, with the S&P 500 Index declining 12.62%*. However, small capitalization stocks actually appreciated over this period, with the Russell 2000 Index gaining 6.80%**. Small cap stocks benefited from leverage to the improving economy as well as much more favorable valuations than large cap stocks. In fact, small cap stocks have been out-performing large cap stocks since 1999.

The Riggs Stock Fund generated a total return of (17.61)% for the year ended April 30, 2002 (Class Y shares). The Riggs Small Company Fund generated a total return of 9.79% for the same period (Class Y shares).

Across all market caps, cyclical stocks performed exceptionally well in anticipation of a strong economic recovery following an aggressive period of Federal Reserve Board (the “Fed”) monetary policy stimulus. Most surprisingly has been the resilience of the American consumer who has continued to spend voraciously, minimizing the effect of the economic slowdown and propelling consumer oriented stocks. Offsetting this has been a very weak corporate spending environment that has pressured the technology and telecommunications sectors.

As the dispersion between growth and value stock performance continues to widen, we plan to selectively add some of the more reasonably priced growth stocks to the portfolio as visibility improves on corporate spending priorities.

Our investment philosophy in managing both funds is to seek stocks selling at relatively attractive valuations and for which we believe earnings growth will prove sustainable. We emphasize companies that are (1) undergoing a significant restructuring, (2) introducing new products and services that are under-appreciated by the market, or (3) low cost suppliers or niche providers with dominant and/or growing market shares. We control risk in the portfolio by maintaining sector weights close to those of the benchmark and seek out-performance through stock selection.

Riggs Large Cap Growth Fund
During the annual reporting period from May 1, 2001 through April 30, 2002, the Riggs Large Cap Growth Fund experienced a return of (35.76)% vs. returns of (12.62)% for the S&P 500 and (20.23)% for the NASDAQ.

The September 11 attack on the World Trade Center caused a general deterioration in common stocks. With holdings such as American International Group, GE, IBM and Pfizer experiencing significant declines. IBM and GE are undergoing management transitions while the valuations of all four have been affected with “Enronitis”.

As of April 30th, we were maintaining 11.9% of the portfolio in cash as a defensive posture that affords investment opportunities in a volatile market.

Although the technology sector has experienced weakness, our holdings represent the strongest companies in the tech field. Currently, tech spending has not recovered and our holdings could experience short-term weakness. However, with a rebounding economy they should reflect long-term growth.

The portfolio is overweighed in healthcare stocks, given our view of good investment returns. We expect this field to produce handsome returns in the years ahead.

The fund reflects holdings in five consumer retailers that have experienced significant annual growth. Apollo, the leader in advanced adult education and Southwest Airlines, the most efficient airline in the nation are the most prominent examples.

The past two years have been difficult for investors seeking growth. However, we remain confident that good investments reflect stable long-term growth. The portfolio shows investment in companies that generally reflect our fundamental growth philosophy.

Riggs Bond Fund
Riggs U.S. Government Securities Fund
The annual reporting period from May 1, 2001 through April 30, 2002, was a difficult period for the U.S. fixed income markets. The calendar year 2001 began with the Fed reducing the federal funds target rate 50 basis points in a surprise move on the second trading day of the year. This initial move was a foreshadowing of things to come as the Fed continued to aggressively ease throughout the course of the year. Historically, 2001 represented one of the Fed’s most aggressive easing cycles on record as they reduced rates 11 times for a total of 475 basis points. In spite of the aggressive action by the Fed, the U.S. economy slipped into a recession in March, led by continuing weaknesses in capital investment and manufacturing.

The volatility of 2001 was exacerbated by the tragedy of September 11. Prior to the 11th, the economy had begun to manifest signs of an economic recovery; however, after the 11th any indications of a recovery were dashed by the precipitous drop in consumption. One month later, on October 31st, the U.S. Treasury announced that they were suspending the issuance of the 30-year bond. This announcement led to a dramatic drop in long term rates, as the rate on the 30-year bond plunged below 4.66% on an intra-day basis. These systemic shocks resulted in extreme swings in volatility rendering any type of relative-value trade almost impossible.

During the first quarter of 2002, the effects of the Fed’s interest rate policy began to take hold, and the U.S. economy began to show signs of growth. The signs of this growth were clearly illustrated by the 5.8% increase in gross domestic product (“GDP”) during the first quarter. In lieu of this stronger economic data, the Fed shifted gears and adopted a neutral bias. Currently, the Fed is projected to begin tightening sometime late in the third quarter of 2002. Going forward, the year should be viewed as a “transitional” year. The primary issues will center on the stability of the economic recovery and when the Fed will begin to tighten. Riggs Investment Management Corp. will monitor the economic data and adjust the portfolios accordingly. Based upon the economic outlook, the portfolios should look to overweight higher quality issues and maintain neutral durations relative to the index.***

Riggs Intermediate Tax Free Bond Fund
Riggs Long Term Tax Free Bond Fund
The annual reporting period from May 1, 2001 through April 30, 2002, was a difficult period for the U.S. fixed income markets. The calendar year 2001 began with the Fed reducing the federal funds target rate 50 basis points in a surprise move on the second trading day of the year. This initial move was a foreshadowing of things to come as the Fed continued to aggressively ease throughout the course of the year. Historically, 2001 represented one of the Fed’s most aggressive easing cycles on record as they reduced rates 11 times for a total of 475 basis points. In spite of the aggressive action by the Fed, the U.S. economy slipped into a recession in March led by continuing weaknesses in capital investment and manufacturing.

The volatility of 2001 was exacerbated by the tragedy of September 11. Prior to the 11th, the economy had begun to manifest signs of an economic recovery; however, after the 11th any indications of a recovery were dashed by the precipitous drop in consumption. One month later, on October 31st, the U.S. Treasury announced that they were suspending the issuance of the 30-year bond. This announcement led to a dramatic drop in long term rates, as the rate on the 30-year bond plunged below 4.66% on an intra-day basis. These systemic shocks resulted in extreme swings in volatility rendering any type of relative-value trade almost impossible.

During the first quarter of 2002, the effects of the Fed’s interest rate policy began to take hold, and the U.S. economy began to show signs of growth. The signs of this growth were clearly illustrated by the 5.8% increase in GDP during the first quarter. In lieu of this stronger economic data, the Fed shifted gears and adopted a neutral bias. During the reporting period, municipals performed in line with their taxable counterparts. Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower rated credits and specialty states. Currently, the Fed is projected to begin tightening sometime late in the third quarter of 2002. Going forward, the year should be viewed as a “transitional” year. The primary issues will center on the stability of the economic recovery and when the Fed will begin to tighten.

Riggs U.S. Treasury Money Market Fund
Riggs Prime Money Market Fund
For the annual reporting period from May 1, 2001 to April 30, 2002, yields in the short end of the curve fell dramatically as the Fed eased rates a total of 475 basis points. The yield on the three-month Treasury bill was down 213 basis points to 1.76%, while the yield on the six-month Treasury bill was down 200 basis points to 1.89%. The Treasury discontinued the one-year bill auction in the fall of 2001. In the longer end of the market, the thirty-year Treasury was down only 15 basis points leading to the dramatic widening in the yield curve. The spread from two to thirty years went from +152 basis points to +237 basis points as of the end of April.

Commercial paper issuance has fallen in the last year due to corporations actively extending their debt profiles by issuing long term debt as opposed to commercial paper. Credit quality has become more of an issue following some high profile downgrades in the last year in names such as Ford, General Motors, John Deere and Tyco. Yields in the commercial paper and federal agency sectors of the market followed the Treasury market and were lower by over 200 basis points versus a year ago.

At the end of the reporting period, the average maturity of the Prime and Treasury Money Market Funds was slightly longer as we extended out the curve in order to pick-up additional yield. We will continue to look for opportunities to enhance the yield of the funds going forward when rates look attractive versus repurchase agreements. We will monitor the various sectors as well as the yield curve to find the best investments for the funds.
*
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

**
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index.

***
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Riggs Stock Fund
Class R Shares
Growth of $10,000 Invested in Riggs Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Stock Fund, Class R Shares (the “Fund”) from May 11, 1992 (start of performance) to April 30, 2002, compared to the Standard & Poor’s 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	(19.38)%
5 Years	0.96%
Start of Performance (5/11/92)	8.78%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Riggs Stock Fund
Class Y Shares
Growth of $10,000 Invested in Riggs Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Stock Fund, Class Y Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002, compared to the Standard & Poor’s 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	(17.61)%
Start of Performance (12/20/99)	(10.20)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

Riggs Small Company Stock Fund
Class R Shares
Growth of $10,000 Invested In Riggs Small Company Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Small Company Stock Fund, Class R Shares (the “Fund”) from February 27, 1995 (start of performance) to April 30, 2002, compared to the Russell 2000 Index (“RUS2”).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	7.54%
5 Years	9.46%
Start of Performance (2/27/95)	11.81%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect on February 27, 1995 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Riggs Small Company Stock Fund
Class Y Shares
Growth of $10,000 Invested In Riggs Small Company Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Small Company Stock Fund, Class Y Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002, compared to the Russell 2000 Index (“RUS2”).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	9.79%
Start of Performance (12/20/99)	10.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

Riggs Large Cap Growth Fund
Class R Shares
Growth of $10,000 Invested in Riggs Large Cap Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Large Cap Growth Fund, Class R Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002 compared to the Standard & Poor’s 500 Index (S&P 500).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	(37.04)%
Start of Performance (12/20/1999)	(31.65)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

**	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.
***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Riggs U.S. Government Securities Fund
Class R Shares
Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs U.S. Government Securities Fund, Class R Shares (the “Fund”) from May 11, 1992 (start of performance) to April 30, 2002, compared to the Merrill Lynch U.S. Treasury Agency Master Index (“MLTAM”).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	3.78%
5 Years	6.39%
Start of Performance (5/11/92)	6.59%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect on May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 4.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund’s performance assumes the reinvestment of all dividends and distributions. MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index.

**
The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. MLTAM is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.

***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Riggs U.S. Government Securities Fund
Class Y Shares
Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs U.S. Government Securities Fund, Class Y Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002, compared to the Merrill Lynch U.S. Treasury Agency Master Index (“MLTAM”).**

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	6.04%
Start of Performance (12/20/99)	8.19%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index.

**	The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

Riggs Bond Fund
Class R Shares
Growth of $10,000 Invested in Riggs Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Bond Fund, Class R Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002 compared to the Lehman Brothers Government Credit Total Index (“LBGCT”).**

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	3.54%
Start of Performance (12/20/1999)	7.12%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.

**
The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.

***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Riggs Intermediate Tax Free Bond Fund
Class R Shares
Growth of $10,000 Invested in Riggs Intermediate Tax Free Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Intermediate Tax Free Bond Fund, Class R Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002 compared to the Lehman Brothers 5 Year Municipal Bond Index (“LB5MB”).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	3.37%
Start of Performance (12/20/1999)	5.04%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB5MB has been adjusted to reflect reinvestment of dividends on securities in the index.

**
The LB5MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. LB5MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 1-9.99 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. Investments cannot be made in an index.

***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Riggs Long Term Tax Free Bond Fund
Class R Shares
Growth of $10,000 Invested in Riggs Long Term Tax Free Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Long Term Tax Free Bond Fund, Class R Shares (the “Fund”) from December 20, 1999 (start of performance) to April 30, 2002 compared to the Lehman Brothers 10 Year Municipal Bond Index (“LB10MB”).**

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED APRIL 30, 2002

1 Year	4.02%
Start of Performance (12/20/1999)	5.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10MB has been adjusted to reflect reinvestment of dividends on securities in the index.

**
The LB10MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. LB10MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. Investments cannot be made in an index.

***	Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

PORTFOLIO OF INVESTMENTS

Riggs Stock Fund
April 30, 2002

Shares		Value

Common Stocks—96.1%

	Communications—3.1%

12,330	CenturyTel, Inc.	$341,541

23,008	SBC Communications, Inc.	714,628

14,996	Verizon Communications, Inc.	601,490

	Total	1,657,659

	Consumer Durables—1.2%

31,910	Mattel, Inc.	658,622

	Consumer Non-Durables—7.6%

19,650	Anheuser-Busch Cos., Inc.	1,041,450

21,890	(2) Avon Products, Inc.	1,222,556

14,340	Kraft Foods, Inc., Class A	588,514

9,460	PepsiCo, Inc.	490,974

8,275	Procter & Gamble Co.	746,901

	Total	4,090,395

	Consumer Services—2.4%

24,020	(1) AOL Time Warner, Inc.	456,860

17,454	(1) Clear Channel Communications, Inc.	819,465

	Total	1,276,325

	Distribution Services—2.3%

10,185	AmerisourceBergen Corp.	789,337

14,435	Sysco Corp.	418,759

	Total	1,208,096

	Electronic Technology—11.5%

40,800	(1) Cisco Systems, Inc.	597,720

14,195	(1) Dell Computer Corp.	373,896

23,415	(1) Flextronics International Ltd.	324,298

32,331	Intel Corp.	924,990

10,788	International Business Machines Corp.	903,603

28,605	(1) LSI Logic Corp.	367,574

10,330	(1) Lexmark International, Inc.	617,527

66,600	(1)(2) Lucent Technologies, Inc.	306,360

7,625	(1)(2) Micron Technology, Inc.	180,712

22,680	Nokia Oyj, ADR	368,777

6,685	(2) Northrop Grumman Corp.	806,612

12,310	Texas Instruments, Inc.	380,748

	Total	6,152,817

	Energy—5.9%

19,186	BP p.l.c., ADR	974,649

15,075	Conoco, Inc.	422,854

36,113	Exxon Mobil Corp.	1,450,659

9,360	GlobalSantaFe Corp.	328,442

	Total	3,176,604

Riggs Stock Fund
Shares		Value

Common Stocks—continued

	Finance—18.0%

39,275	American Express Co.	$1,610,668

11,210	American International Group, Inc.	774,835

18,205	Charter One Financial, Inc.	644,093

40,475	Citigroup, Inc.	1,752,568

12,592	Fannie Mae	993,887

16,450	Hartford Financial Services Group, Inc.	1,139,985

11,515	J.P. Morgan Chase & Co.	404,177

15,064	Mellon Financial Corp.	568,817

10,970	State Street Corp.	560,677

23,159	Wells Fargo & Co.	1,184,583

	Total	9,634,290

	Health Services—3.5%

6,035	CIGNA Corp.	657,815

16,595	HCA—The Healthcare Corp.	793,075

5,598	(1) Wellpoint Health Networks, Inc.	420,298

	Total	1,871,188

	Health Technology—9.5%

11,555	(1) Amgen, Inc.	611,028

8,105	Baxter International, Inc.	461,175

17,440	Johnson & Johnson	1,113,718

15,285	Medtronic, Inc.	683,087

33,402	Pfizer, Inc.	1,214,163

17,645	Wyeth	1,005,765

	Total	5,088,936

	Industrial Services—0.6%

7,275	(1)(2) Noble Corp.	315,371

	Process Industries—2.6%

27,095	Dow Chemical Co.	861,621

12,285	E.I. du Pont de Nemours & Co.	546,683

	Total	1,408,304

	Producer Manufacturing—9.1%

21,200	Alcoa, Inc.	721,436

8,496	ArvinMeritor, Inc.	269,323

26,870	Delphi Corp.	417,829

45,540	General Electric Co.	1,436,787

21,900	Masco Corp.	615,390

32,987	Tyco International Ltd.	608,610

11,360	United Technologies Corp.	797,131

	Total	4,866,506

	Retail Trade—9.2%

4,205	(1)(2) Best Buy Co., Inc.	312,642

22,395	(1) Costco Wholesale Corp.	900,279

14,805	(1) Federated Department Stores, Inc.	588,203

12,885	Lowe’s Cos., Inc.	544,907

22,865	Target Corp.	998,057

Riggs Stock Fund
Shares or Principal Amount		Value

Common Stocks—continued

	Retail Trade—continued

27,875	Wal-Mart Stores, Inc.	$1,557,098

	Total	4,901,186

	Technology Services—4.2%

29,170	(1) Microsoft Corp.	1,524,424

31,765	(1) Oracle Corp.	318,921

11,450	(2) SAP AG, ADR	373,270

	Total	2,216,615

	Transportation—2.3%

34,280	Southwest Airlines Co.	624,239

9,760	United Parcel Service, Inc.	585,990

	Total	1,210,229

	Utilities—3.1%

10,730	Duke Energy Corp.	411,281

16,385	El Paso Corp.	655,400

11,010	TXU Corp.	599,164

	Total	1,665,845

	Total Common Stocks (identified cost $44,576,360)	51,398,988

(3) Repurchase Agreement—4.0%

$2,126,000	PaineWebber, 1.83%, dated 4/30/2002, due 5/1/2002 (at amortized cost)	2,126,000

	Total Investments (identified cost $46,702,360)(4)	$53,524,988

(1)	Non-income producing security.
(2)	Certain share amounts on loan to broker.
(3)	The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4)
The cost of investments for federal tax purposes amounts to $46,939,590. The net unrealized appreciation of investments on a federal tax basis amounts to $6,585,398 which is comprised of $10,865,823 appreciation and $4,280,425 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($53,469,840) at April 30, 2002.

The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs Small Company Stock Fund
April 30, 2002

Shares		Value

Common Stocks—85.1%

	Commercial Services—5.2%

11,885	(1)(2) Administaff, Inc.	$272,761

17,735	(1) Copart, Inc.	272,942

4,145	(1)(2) Direct Focus, Inc.	185,281

9,340	(1) InterCept, Inc.	283,749

14,773	Moore Corp. Ltd.	204,606

16,238	(1) On Assignment, Inc.	330,119

11,255	(1) SOURCECORP, Inc.	337,650

3,891	Standard Register Co.	124,512

11,769	(1) Watson Wyatt & Co. Holdings	308,936

	Total	2,320,556

	Communications—0.6%

26,861	(1) General Communications, Inc., Class A	268,073

	Consumer Durables—2.8%

13,477	(2) D. R. Horton, Inc.	347,707

7,270	Ethan Allen Interiors, Inc.	299,597

3,395	Harman International Industries, Inc.	200,475

4,293	M.D.C. Holdings, Inc.	216,796

9,410	(1) WMS Industries, Inc.	151,595

	Total	1,216,170

	Consumer Non-Durables—3.4%

7,000	(1) American Italian Pasta Co., Class A	348,180

4,570	(1) Constellation Brands, Inc., Class A	276,028

20,070	(1) NBTY, Inc.	344,803

10,875	(1)(2) Skechers U.S.A., Inc., Class A	252,844

16,387	Wolverine World Wide, Inc.	295,294

	Total	1,517,149

	Consumer Services—5.6%

24,377	(1) Boca Resorts, Inc., Class A	342,497

11,745	CBRL Group, Inc.	356,461

3,725	(1) Corinthian Colleges, Inc.	219,365

6,206	(1) Information Holdings, Inc.	193,627

10,886	(1) Jack in the Box, Inc.	347,590

12,865	(1) RARE Hospitality International, Inc.	360,220

13,490	Ruby Tuesday, Inc.	338,869

10,844	(1) Triarc Cos, Inc.	303,632

	Total	2,462,261

	Distribution Services—6.9%

10,114	(1) Cantel Medical Corp.	266,396

11,935	(2) Fleming Cos., Inc.	263,047

11,770	(1)(2) MIM Corp.	209,506

12,020	Nash-Finch Co.	360,600

23,845	Owens & Minor, Inc.	493,353

Riggs Small Company Stock Fund
Shares		Value

Common Stocks—Continued

	Distribution Services—continued

7,505	(1) Performance Food Group Co.	$270,630

8,045	(1) Priority Healthcare Corp., Class B	239,258

7,505	(1) SCP Pool Corp.	237,833

14,565	(1) School Specialty, Inc.	413,209

11,875	(1) United Natural Foods, Inc.	284,406

	Total	3,038,238

	Electronic Technology—11.6%

18,270	(1) Adaptec, Inc.	268,569

19,770	(1) Aeroflex, Inc.	276,385

2,503	(1) Alliant Techsystems, Inc.	269,573

31,825	(1) Axcelis Technologies, Inc.	458,280

3,815	(1)(2) Brooks Automation, Inc.	136,005

23,400	(1) Computer Network Technology Corp.	223,236

16,156	GenCorp, Inc.	253,649

56,640	(1) GlobespanVirata, Inc.	334,176

34,223	(1) Harmonic, Inc.	275,495

14,473	HEICO Corp.	243,870

8,165	(1) Hutchinson Technology, Inc.	146,235

7,112	(1) Intermagnetics General Corp.	178,725

37,036	(1) Kopin Corp.	294,066

8,115	(1) Mercury Computer Systems, Inc.	234,929

18,015	(1) Mykrolis Corp.	265,541

28,853	(1) Overland Data, Inc.	235,729

5,365	(1) Photronics, Inc.	176,777

66,763	(1) Stratos Lightwave, Inc.	184,266

27,950	(1) SymmetriCom, Inc.	178,880

13,465	(1) Titan Corp.	307,810

3,030	(1) Zebra Technologies Corp., Class A	171,710

	Total	5,113,906

	Energy—5.0%

5,230	(1) Cal Dive International, Inc.	135,457

21,470	(1) Comstock Resources, Inc.	198,597

8,825	(1) National-Oilwell, Inc.	234,480

12,885	(1) Plains Resources, Inc.	353,049

21,395	(1) Pride International, Inc.	397,733

3,245	Tidewater, Inc.	141,158

22,400	(1) Ultra Petroleum Corp.	197,344

7,890	(1) W-H Energy Services, Inc.	203,168

16,985	XTO Energy, Inc.	346,494

	Total	2,207,480

	Finance—8.7%

6,355	(2) AmerUs Group Co.	239,456

26,560	(1) BankUnited Financial Corp., Class A	424,694

8,405	Community First Bankshares, Inc.	230,969

9,370	Cullen/Frost Bankers, Inc.	353,624

Riggs Small Company Stock Fund
Shares		Value

Common Stocks—continued

	Finance—continued

3,135	East West Bancorp, Inc.	$112,233

7,790	First BanCorp.	260,965

16,924	First Charter Corp.	340,172

5,250	(1) First Republic Bank	173,775

8,978	Hudson United Bancorp	284,962

8,815	(1) IPC Holdings Ltd.	300,591

7,213	MCG Capital Corp.	137,552

4,485	Raymond James Financial, Inc.	149,978

8,310	(1) Southwest Bancorp. of Texas, Inc.	291,099

8,120	United Bankshares, Inc.	259,840

8,510	Weingarten Realty Investors	302,956

	Total	3,862,866

	Health Services—6.5%

10,117	(1) AdvancePCS	342,056

12,170	(1) AmeriPath, Inc.	328,590

12,755	(1) Coventry Health Care, Inc.	401,782

17,395	(1) Eclipsys Corp.	278,511

17,535	(1) HealthTronics Surgical Services, Inc.	209,719

8,055	(1) Pharmaceutical Product Development, Inc.	202,825

8,969	(1)(2) Province Heathcare Co.	345,396

8,710	(1) Renal Care Group, Inc.	309,205

22,396	(1) SFBC International, Inc.	474,795

	Total	2,892,879

	Health Technology—6.5%

18,901	(1) Bentley Pharmaceuticals, Inc.	216,416

31,660	(1) BioMarin Pharmaceutical, Inc.	190,910

10,347	(1)(2) Enzo Biochem, Inc.	187,281

12,200	(1) Genta, Inc.	163,931

7,559	(1) IDEXX Laboratories, Inc.	215,280

25,245	(1) (2)MedSource Technologies, Inc.	327,933

4,195	(1) Medicis Pharmaceutical Corp., Class A	224,642

9,065	Pharmaceutical Resources, Inc.	226,625

13,250	(1) Respironics, Inc.	434,467

7,985	(1) Techne Corp.	213,120

6,947	Varian Medical Systems, Inc.	301,152

40,836	(1) XOMA Ltd.	152,318

	Total	2,854,075

	Industrial Services—2.7%

33,698	(1) Casella Waste Systems, Inc.	416,170

5,420	(1) EMCOR Group, Inc.	329,807

9,808	(1)(2) Insituform Technologies, Inc., Class A	243,729

14,692	(1) Tetra Tech, Inc.	209,508

	Total	1,199,214

	Non-Energy Minerals—1.2%

5,570	Florida Rock Industries, Inc.	222,689

Riggs Small Company Stock Fund
Shares		Value

Common Stocks—continued

	Non-Energy Minerals—continued

9,020	Pope & Talbot, Inc.	$128,986

11,232	(1) Stillwater Mining Co.	197,122

	Total	548,797

	Process Industries—1.7%

6,245	AptarGroup, Inc.	232,002

9,615	Arch Chemicals, Inc.	228,837

2,450	OM Group, Inc.	163,538

2,620	(1) Scotts Co., Class A	125,000

	Total	749,377

	Producer Manufacturing—2.7%

17,897	(1) A.S.V., Inc.	220,133

5,035	(1) Mettler-Toledo International, Inc.	193,596

2,743	OshKosh Truck Corp.	156,132

3,680	Roper Industries, Inc.	169,243

9,015	(1) Steel Dynamics, Inc.	157,312

15,975	Watts Industries, Inc., Class A	290,905

	Total	1,187,321

	Retail Trade—5.8%

14,532	(1) American Eagle Outfitters, Inc.	369,549

11,505	(1) Genesco, Inc.	320,414

12,610	(1)(2) Linens ‘N Things, Inc.	437,567

10,540	(1) Midas, Inc.	154,938

10,485	(1) O’Reilly Automotive, Inc.	339,609

8,500	(1) Pacific Sunwear of California	212,330

8,504	Regis Corp.	255,630

4,380	(1) Rent-A-Center, Inc.	264,114

7,395	(1) Too, Inc.	222,959

	Total	2,577,110

	Technology Services—5.4%

10,695	(1) CACI International, Inc., Class A	322,711

7,748	(1) Insight Enterprises, Inc.	202,223

47,767	(1) Interactive Intelligence, Inc.	191,068

6,322	(1) Manhattan Associates, Inc.	199,649

10,327	NDCHealth Corp.	332,220

10,856	(1) National Processing, Inc.	324,052

30,275	(1) Netegrity, Inc.	231,604

24,315	(1) Peregrine Systems, Inc.	166,558

31,559	(1) Tyler Technologies, Inc.	171,365

13,070	(1) WebEx Communications, Inc.	225,196

	Total	2,366,646

	Transportation—1.4%

19,561	(1) Mesa Air Group, Inc.	193,654

9,101	SkyWest, Inc.	208,868

12,521	Werner Enterprises, Inc.	222,248

	Total	624,770

Riggs Small Company Stock Fund
Shares or Principal Amount		Value

Common Stocks—continued

	Utilities—1.4%

20,635	(2) Northwestern Corp.	$424,462

11,370	(1) Southern Union Co.	198,975

	Total	623,437

	Total Common Stocks (identified cost $32,601,320)	37,630,325

(3) Repurchase Agreement—15.7%

$6,959,000	PaineWebber, 1.83%, dated 4/30/2002, due 5/1/2002 (at amortized cost)	6,959,000

	Total Investments (identified cost $39,560,320)(4)	$44,589,325

(1)	Non-income producing security.
(2)	Certain share amounts on loan to broker.
(3)	The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4)
The cost of investments for federal tax purposes amounts to $39,756,726. The net unrealized appreciation of investments on a federal tax basis amounts to $4,832,599 which is comprised of $6,209,642 appreciation and $1,377,043 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($44,227,851) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs Large Cap Growth Fund
April 30, 2002

Shares		Value

Common Stocks—88.9%

	Airlines—2.1%

18,000	Southwest Airlines Co.	$327,780

	Banks Major Regional—8.7%

27,000	Wells Fargo Co.	1,381,050

	Commercial Services & Supplies—4.0%

6,000	(1) Apollo Group, Inc., Class A	230,040

5,000	First Data Corp.	397,450

	Total	627,490

	Communications Equipment—0.8%

9,200	(1) Cisco Systems, Inc.	134,780

	Computers & Peripherals—4.9%

9,300	International Business Machines Corp.	778,968

	Computer Software/Services—11.2%

8,100	(1) Advent Software, Inc.	399,978

13,650	(1) Microsoft Corp.	713,349

55,000	(1) Oracle Corp.	552,200

3,900	(1) Veritas Software Corp.	110,526

	Total	1,776,053

	Electrical Equipment—6.9%

34,800	General Electric Co.	1,097,940

	Financials Diversified—5.7%

21,000	Citigroup, Inc.	909,300

	Health Care-Drugs/Pharmaceuticals—6.8%

29,500	Pfizer, Inc.	1,072,325

	Health Care-Medical Products/Supplies—5.6%

19,900	Medtronic, Inc.	889,331

	Insurance Multi-Line—5.0%

11,500	American International Group, Inc.	794,880

	Media—2.1%

15,000	(1) Macrovision Corp.	333,450

	Retail-General Merchandise Chain—8.4%

9,000	Target Corp.	392,850

16,800	Wal-Mart Stores, Inc.	938,448

	Total	1,331,298

	Retail Specialty—5.7%

24,400	(1) Bed Bath & Beyond, Inc.	906,948

	Retail Stores-Drug Store—11.0%

25,000	Walgreen Co.	944,250

17,000	(1) Whole Foods Market, Inc.	794,920

	Total	1,739,170

	Total Common Stocks (identified cost $15,962,924)	14,100,763

Riggs Large Cap Growth Fund
Principal Amount		Value

(2) Repurchase Agreement—12.0%

$1,902,000	Paine Webber, 1.83%, dated 4/30/2002, due 5/1/2002 (at amortized cost)	$1,902,000

	Total Investments (identified cost $17,864,924)(3)	$16,002,763

(1)	Non-income producing security.
(2)	The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)
The cost of investments for federal tax purposes amounts to $18,059,705. The net unrealized depreciation of investments on a federal tax basis amounts to $2,056,942 which is comprised of $677,983 appreciation and $2,734,925 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($15,864,144) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs U.S. Government Securities Fund
April 30, 2002

Principal Amount		Value

Corporate Bond—0.7%

	Finance—0.7%

$644,150	EQCC Home Equity Loan Trust 1997-3, Class A8, 6.41%, 12/15/2004 (identified cost $644,049)	$663,597

Government Agencies—71.0%

	Federal Agricultural Mortgage Association—2.1%

1,700,000	8.07%, 4/16/2007	1,930,790

	Federal Home Loan Mortgage Corporation—38.7%

9,000,000	(1) 3.25%, 1/15/2004	9,007,290

16,749,000	(1) 5.50%, 7/15/2006	17,323,323

1,263,275	6.00%, 4/1/2003	1,285,382

1,051,684	6.50%, 7/1/2004	1,081,592

900,000	6.943%, 3/21/2007	981,767

5,000,000	(1) 7.375%, 5/15/2003	5,239,605

	Total	34,918,959

	Federal National Mortgage Association—11.8%

1,500,000	5.75%, 4/15/2003	1,543,523

8,600,000	(1) 6.00%, 5/15/2011	8,800,638

138,640	7.50%, 6/1/2012	147,089

126,744	9.50%, 6/25/2018	141,188

47,845	9.50%, 7/25/2019	53,407

	Total	10,685,845

	Government National Mortgage Association—17.1%

2,111,117	6.50%, 5/15/2028	2,150,040

4,474,450	6.50%, 10/15/2031	4,540,169

6,346,105	7.00%, 8/15/2027	6,580,117

6,793	7.50%, 6/15/2026	7,173

10,170	7.50%, 10/15/2026	10,739

1,295,224	7.50%, 10/15/2027	1,366,866

764,560	8.00%, 10/15/2027	816,168

	Total	15,471,272

	Student Loan Marketing Association—1.3%

1,000,000	7.30%, 8/1/2012	1,120,480

	Total Government Agencies (identified cost $63,022,243)	64,127,346

U.S. Treasury Obligations—24.0%

	U.S. Treasury Bonds—22.9%

96,000	(1) 5.375%, 2/15/2031	92,990

5,321,000	(1) 6.125%, 11/15/2027	5,586,890

2,665,000	6.125%, 8/15/2029	2,808,484

1,241,000	(1) 6.25%, 8/15/2023	1,318,227

1,245,000	(1) 6.50%, 11/15/2026	1,366,512

2,000,000	(1) 7.125%, 2/15/2023	2,335,120

1,250,000	7.25%, 8/15/2022	1,475,775

1,350,000	7.875%, 2/15/2021	1,682,559

2,800,000	8.00%, 11/15/2021	3,546,620

Riggs U.S. Government Securities Fund
Principal Amount		Value

U.S. Treasury Obligations—continued

	U.S. Treasury Bonds—continued

$325,000	12.00%, 8/15/2013	$448,552

	Total	20,661,729

	U.S. Treasury Notes—1.1%

1,000	(1) 6.50%, 5/15/2005	1,076

900,000	(1) 7.00%, 7/15/2006	991,800

	Total	992,876

	Total U.S. Treasury Obligations (identified cost $20,387,802)	21,654,605

(2) Repurchase Agreement—3.3%

2,971,000	PaineWebber, 1.83%, dated 4/30/2002, due 5/1/2002 (at amortized cost)	2,971,000

	Total Investments (identified cost $87,025,094)(3)	$89,416,548

(1)	Certain principal amounts on loan to broker.
(2)	The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)
The cost of investments for federal tax purposes is $87,314,208. The net unrealized appreciation of investments on a federal tax basis amounts to $2,102,340 which comprised of $2,434,386 appreciation and $332,046 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($90,323,935) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs Bond Fund
April 30, 2002
Principal Amount		Value

Asset-Backed Securities—10.9%

$1,265,000	California Infrastructure & Economic Development Bank Special Purpose Trust 1997-1, Class A6, 6.31%, 9/25/2008	$1,330,173

1,265,000	California Infrastructure & Economic Development Bank Special Purpose Trust 1997-1, Class A7, 6.42%, 9/25/2008	1,334,537

534,644	EQCC Home Equity Loan Trust 1997-3, Class A8, 6.41%, 12/15/2004	550,785

	Total Asset-Backed Securities (identified cost $3,053,598)	3,215,495

Collateralized Mortgage Obligations—9.7%

	Finance—9.7%

1,240,000	Federal Home Loan Mortgage Corp., Series 1602, Class PH, 6.00%, 4/15/2023	1,287,744

136,965	Federal National Mortgage Association, Series 1988-16, Class B, 9.50%, 6/25/2018	152,573

54,552	Federal National Mortgage Association, Series 1989-35, Class G, 9.50%, 7/25/2019	60,894

1,306,697	Prudential Home Mortgage Securities 1993-35, Class A7, 6.75%, 9/25/2008	1,348,381

18,902	Resolution Trust Corp. 1995-2, Class M1, 7.15%, 5/25/2029	19,318

	Total Collateralized Mortgage Obligations (identified cost $2,792,086)	2,868,910

Corporate Bonds—18.4%

	Finance—18.4%

500,000	Bank One Corp., Note, 7.60%, 5/1/2007	544,515

1,336,000	Bear Stearns Cos., Inc., Note, 5.70%, 1/15/2007	1,329,707

366,000	Chase Manhattan Corp., Sub. Note, 7.25%, 6/1/2007	388,125

1,000,000	Credit Suisse First Boston USA, Inc., Note, 6.50%, 1/15/2012	984,990

1,151,000	Household Finance Corp., Sr. Note, 5.875%, 9/25/2004	1,183,562

1,030,000	Lehman Brothers Holdings, Inc., Note, 6.625%, 1/18/2012	1,019,185

	Total Corporate Bonds (identified cost $5,504,767)	5,450,084

Government Agencies—12.2%

	Federal Farm Credit Bank—2.8%

715,000	9.20%, 8/22/2005	821,215

	Federal Home Loan Mortgage Corp.—4.9%

1,400,000	(1) 5.50%, 7/15/2006	1,448,006

	Federal National Mortgage Association—4.3%

1,249,000	6.75%, 8/15/2002	1,266,961

	Student Loan Marketing Association—0.2%

70,000	7.30%, 8/1/2012	78,434

	Total Government Agencies (identified cost $3,584,639)	3,614,616

Mortgage Backed Securities—18.1%

	Federal Home Loan Mortgage Corp.—0.1%

45,222	6.50%, 7/1/2004	46,508

	Federal National Mortgage Association—0.6%

155,224	7.50%, 6/1/2012	164,683

	Government National Mortgage Association—17.4%

2,262,701	6.50%, 5/15/2028	2,304,419

157,089	6.50%, 9/15/2028	159,985

37,522	6.50%, 10/15/2031	38,073

1,496,926	7.00%, 8/15/2027	1,552,125

116,076	7.00%, 7/15/2028	120,284

687,399	7.50%, 6/15/2026	725,850

Riggs Bond Fund
Principal Amount		Value

Mortgage Backed Securities—continued

	Government National Mortgage Association—continued

$ 147,699	7.50%, 12/15/2026	$155,961

38,733	7.50%, 1/15/2027	40,876

17,343	7.50%, 4/15/2027	18,302

27,229	8.00%, 6/15/2026	29,110

12,999	8.00%, 8/15/2027	13,876

	Total	5,158,861

	Total Mortgage Backed Securities (identified cost $5,170,369)	5,370,052

U.S. Treasury Obligations—25.0%

	U.S. Treasury Bonds—25.0%

3,755,000	(1) 5.375%, 2/15/2031	3,637,281

500,000	6.125%, 11/15/2027	524,985

1,515,000	(1) 6.125%, 8/15/2029	1,596,568

960,000	(1) 6.25%, 8/15/2023	1,019,741

519,000	6.50%, 11/15/2026	569,654

50,000	6.75%, 8/15/2026	56,494

	Total U.S. Treasury Obligations (identified cost $7,261,698)	7,404,723

(2) Repurchase Agreement—5.0%

1,474,000	PaineWebber, 1.83%, dated 4/30/2002, due 5/1/2002 (at amortized cost)	1,474,000

	Total Investments (identified cost $28,841,157)(3)	$29,397,880

(1)	Certain principal amounts on loan to broker.
(2)	The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)
The cost of investments for federal tax purposes is $28,924,982. The net unrealized appreciation of investments on a federal tax basis amounts to $472,898, which is comprised of $581,150 appreciation and $108,252 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($29,605,603).

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs Intermediate Tax Free Bond Fund
April 30, 2002

Principal Amount		Value

Long-Term Municipals—96.3%

	Arizona—1.9%

$1,000,000	Maricopa County, AZ, Unified School District No. 97, GO UT, 5.20% (FGIC INS)/(Original Issue Yield: 5.30%), 7/1/2007	$1,055,770

	Connecticut—1.9%

1,000,000	Connecticut State, (Series B), 5.35% (Original Issue Yield: 5.33%), 6/15/2015	1,058,020

	Georgia—1.8%

950,000	Georgia Municipal Electric Authority, Refunding Revenue Bonds (Series Z), 5.10% (FSA INS)/ (Original Issue Yield: 5.15%), 1/1/2005	1,002,896

	Hawaii—5.8%

2,000,000	Hawaii State, GO UT (Series CB), Refunding Bonds, 5.75% (Original Issue Yield: 5.90%), 1/1/2007	2,186,340

1,000,000	Hawaii State, GO UT (Series CL), 5.10% (Original Issue Yield: 5.15%), 3/1/2006	1,064,240

	Total	3,250,580

	Illinois—14.2%

1,000,000	Chicago, IL, O’Hare International Airport (Series A), 6.375% (MBIA INS)/(Original Issue Yield: 6.735%), 1/1/2012	1,088,420

1,000,000	Chicago, IL, O’Hare International Airport, Revenue Bonds (Series A), 5.375% (AMBAC INS)/ (Original Issue Yield: 5.50%), 1/1/2007	1,075,390

1,000,000	Chicago, IL, Public Building Commission, Revenue Bonds (Series C), 5.80% (Park District)/(FGIC INS)/ (Original Issue Yield: 5.886%), 1/1/2013	1,046,820

1,550,000	Chicago, IL, GO UT Refunding Bonds, 6.30% (AMBAC INS)/(Original Issue Yield: 6.40%), 1/1/2005	1,679,704

1,000,000	Chicago, IL, GO UT, 5.40% (FGIC INS), 1/1/2005	1,065,190

1,000,000	Lake County, IL, (Series A) Water & Sewer Refunding Revenue Bonds, 5.50% (AMBAC INS)/ (Original Issue Yield: 5.65%), 12/1/2009	1,041,150

1,000,000	Northern Cook County, IL, Solid Waste Agency, Resource Recovery Improvement Bonds, 6.30% (MBIA INS)/ (Original Issue Yield: 6.40%), 5/1/2004	1,013,510

	Total	8,010,184

	Kansas—3.7%

1,000,000	Johnson County, KS, Unified School District #233, GO UT, 5.25% (FGIC INS)/(Original Issue Yield: 5.30%), 9/1/2017	1,041,060

1,000,000	Topeka, KS (Series B), 5.00% (MBIA INS), 8/15/2016	1,015,830

	Total	2,056,890

	Louisiana—3.6%

2,000,000	Louisiana PFA, Refunding Revenue Bonds, 5.95% (AXA LOC), 6/15/2019	2,023,020

	Massachusetts—5.5%

1,000,000	Boston, MA, (Series A), 5.00% (MBIA INS), 2/1/2017	1,017,310

1,000,000	Massachusetts HEFA (Series E), Refunding Revenue Bonds, 5.50% (Original Issue Yield: 6.30%), 10/1/2019	1,004,100

1,000,000	Massachusetts State, (Series A), 5.25% (FSA INS)/(Original Issue Yield: 4.08%), 1/1/2008	1,080,960

	Total	3,102,370

	Michigan—9.0%

1,000,000	Central Michigan University, Refunding Revenue Bond, 6.00% (MBIA INS)/(Original Issue Yield: 6.40%), 10/1/2013	1,033,110

865,000	Michigan State Building Authority (Series I), Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.40% (Original Issue Yield: 5.50%), 10/1/2005	929,495

1,000,000	Oxford, MI, Area Community Schools, GO UT, 5.50% (Q-SBLF INS), 5/1/2017	1,055,650

1,000,000	White Cloud, MI, GO, 5.50% (Original Issue Yield: 5.75%), 5/1/2020	1,015,870

Riggs Intermediate Tax Free Bond Fund
Principal Amount		Value

Long-Term Municipals—continued

	Michigan—continued

$1,000,000	Wyoming, MI, Public Schools, GO UT, 5.25% (Original Issue Yield: 5.425%), 5/1/2017	$1,021,920

	Total	5,056,045

	Minnesota—6.4%

1,000,000	Hopkins, MN, ISD, No. 270, GO UT, 5.00% (FGIC INS), 2/1/2015	1,030,680

1,000,000	Minneapolis MN, Special School District No. 001, GO UT, 4.50% (Original Issue Yield: 4.30%), 2/1/2011	1,027,950

1,500,000	Minnesota State, GO UT, 5.00% (Original Issue Yield: 4.37%), 10/1/2014	1,563,450

	Total	3,622,080

	Nevada—3.8%

1,000,000	Clark County, NV, School District, GO LT (Series B), 5.50% (FGIC INS), 6/15/2015	1,056,270

1,000,000	Washoe County, NV, Hospital Facilities, Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.10%), 6/1/2009	1,080,690

	Total	2,136,960

	New Jersey—1.8%

1,000,000	West Deptford Township, GO, 5.375% (FGIC INS), 9/1/2018	1,043,590

	New Mexico—1.9%

1,000,000	Santa Fe, NM Community College District, GO UT, 5.45% (Original Issue Yield: 5.55%), 8/1/2010	1,062,760

	Rhode Island—2.7%

1,475,000	Rhode Island Housing & Mortgage Finance Corp. (Series A), Refunding Revenue Bonds, 5.45% (AMBAC INS), 7/1/2004	1,533,469

	South Carolina—1.8%

1,000,000	Charleston, SC, Water & Sewer Refunding Revenue Bonds, 5.25% (Original Issue Yield: 4.86%), 1/1/2018	1,027,790

	Texas—18.1%

1,000,000	Austin, TX, Hotel Occupancy, 5.625% (AMBAC INS)/(Original Issue Yield: 5.71%), 11/15/2019	1,042,990

1,000,000	Dallas-Fort Worth, TX, Regional Airport, Refunding Revenue Bond, (Series A), 7.75% (FGIC INS), 11/1/2003	1,079,210

1,000,000	Harris County, TX, GO LT Correctional Facility Improvement Bonds, 5.50% (Original Issue Yield: 5.55%), 10/1/2011	1,050,460

1,000,000	Houston, TX, (Series A), 5.375% (FSA INS)/(Original Issue Yield: 4.83%), 3/1/2017	1,036,210

1,000,000	Johnson County, TX, GO UT, 5.00% (FSA INS)/(Original Issue Yield: 4.85%), 2/15/2016	1,011,830

1,000,000	Matagorda County, TX, Navigation District Number One, Refunding Revenue Bonds, 5.80% (Houston Light & Power Co.)/(MBIA INS)/(Original Issue Yield: 6.097%), 10/15/2015	1,012,380

1,000,000	North Texas Tollway Authority, Dallas North Tollway System Revenue Bonds (Series A), 5.10% (FGIC INS)/ (Original Issue Yield: 5.20%), 1/1/2013	1,028,810

1,000,000	San Antonio, TX, Electric & Gas, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 5.625%), 2/1/2015	1,044,490

1,000,000	Spring TX, Independent School District, 5.25%, 2/15/2019	1,007,110

845,000	Texas Water Development Board, Revenue Bond, 3.95% (AMBAC INS), 8/15/2003	864,477

	Total	10,177,967

	Utah—3.7%

580,000	Intermountain Power Agency, Utah (Series B), Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.79%), 7/1/2017	583,735

420,000	Intermountain Power Agency, Utah (Series B), Refunding Revenue Bonds, 5.25% (Original Issue Yield: 5.79%), 7/1/2017	426,023

440,000	Intermountain Power Agency, Utah (Series C), 5.00% (Original Issue Yield: 4.70%), 7/1/2004	459,694

560,000	Intermountain Power Agency, Utah (Series C), 5.00% (Original Issue Yield: 4.999%), 7/1/2004	586,863

	Total	2,056,315

	Virginia—1.2%

605,000	Chesapeake, VA, IDA, Public Facility Lease Revenue Bonds, 5.40% (MBIA INS)/(Original Issue Yield: 5.50%), 6/1/2005	647,229

	Washington—5.7%

1,000,000	Kitsap County, WA, School District #400, GO UT, 5.50% (Original Issue Yield: 4.97%), 12/1/2015	1,065,800

1,000,000	Snohomish County, WA, School District No. 6, GO UT Refunding Bonds, 5.45% (FGIC INS), 12/1/2005	1,081,620

Riggs Intermediate Tax Free Bond Fund
Principal Amount or Shares		Value

Long-Term Municipals—continued

	Washington—continued

$1,000,000	Washington State Public Power Supply System (Series B), 5.40% (Original Issue Yield: 5.45%), 7/1/2005	$1,066,230

	Total	3,213,650

	Wyoming—1.8%

1,000,000	Wyoming Building Corp., Correctional Facility Improvement Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.05%), 10/1/2013	1,032,160

	Total Long-Term Municipals (identified cost $52,582,614)	54,169,745

Mutual Fund—2.6%

1,479,495	SEI Tax Exempt Money Market Fund (at net asset value)	1,479,495

	Total Investments (identified cost $54,062,109)(1)	$55,649,240

(1)
The cost of investments for generally accepted accounting principles (“GAAP”) is $54,062,109. Cost for federal tax purposes is $54,011,085. The difference between cost for GAAP and cost for tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $1,638,155 which is comprised of $1,686,220 appreciation and $48,065 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($56,279,565) at April 30, 2002.

The following acronyms are used throughout this portfolio:

AMBAC	—American Municipal Bond Assurance Corporation	ISD	—Independent School District
FGIC	—Financial Guaranty Insurance Company	LOC	—Letter of Credit
FSA	—Financial Security Assurance	LT	—Limited Tax
GO	—General Obligation	MBIA	—Municipal Bond Investors Assurance
HEFA	—Health and Education Facilities Authority	PFA	—Public Facility Authority
IDA	—Industrial Development Authority	Q-SBLF	—Qualified State Bond Loan Fund
INS	—Insured	UT	—Unlimited Tax

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs Long Term Tax Free Bond Fund
April 30, 2002

Principal Amount		Value

Long-Term Municipals—96.9%

	Alabama—4.6%

$1,000,000	Alabama State Public School & College Authority, Refunding Revenue Bonds, 5.125% (FSA INS)/(Original Issue Yield: 4.78%), 11/1/2014	$1,043,590

1,115,000	University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 4.53%), 10/1/2013	1,163,904

	Total	2,207,494

	Alaska—0.7%

330,000	Alaska State Housing Finance Corp., Revenue Bonds (Series 1), Veterans Mortgage Program, 6.30% (GNMA INS), 12/1/2009	347,368

	Connecticut—2.1%

25,000	Madison, CT, GO UT, 4.875% (FGIC INS)/(Original Issue Yield: 5.00%), 12/15/2010	25,642

1,000,000	University of Connecticut (Series A) Revenue Refunding Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 5.07%), 11/15/2029	975,870

	Total	1,001,512

	District Of Columbia—3.3%

500,000	District of Columbia, Carnegie Endowment Revenue Bonds, 5.75% (Original Issue Yield: 5.75%), 11/15/2010	536,300

1,000,000	District of Columbia, Refunding Revenue Bonds, 5.50% (Catholic University of America)/(AMBAC INS), 10/1/2012	1,077,180

	Total	1,613,480

	Georgia—2.3%

1,000,000	Georgia Municipal Electric Authority, Revenue Bonds (Series Y), 6.40%, 1/1/2009	1,132,298

	Illinois—4.0%

300,000	Chicago, IL, Metropolitan Water Reclamation District, GO UT Refunding Bonds, 5.20% (Original Issue Yield: 5.25%), 12/1/2013	316,140

1,000,000	Illinois Department Central Management Services, COP, 5.50% (MBIA INS)/(Original Issue Yield: 5.55%), 7/1/2013	1,062,520

500,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Refunding Revenue Bonds, 6.75% (Original Issue Yield: 6.85%), 6/1/2010	580,675

	Total	1,959,335

	Indiana—2.2%

1,000,000	Central High School Building Corp., IN, Refunding Revenue Bonds, 5.50%, 8/1/2010	1,080,910

	Kentucky—2.1%

1,000,000	Louisville, KY, Refunding Revenue Bond, 5.25% (FSA INS)/(Original Issue Yield: 5.36%), 11/15/2017	1,030,850

	Maryland—0.8%

365,000	Maryland State Community Development Administration (Series A), 5.875% (Original Issue Yield: 5.874%), 7/1/2016	383,002

	Massachusetts—2.1%

1,000,000	Boston, MA, (Series A), 5.00% (MBIA INS), 2/1/2020	1,001,070

	Michigan—10.4%

655,000	Detroit, MI, City School District, GO UT Refunding Bonds, 5.40% (Q-SBLF INS)/(Original Issue Yield: 5.47%), 5/1/2013	668,565

1,000,000	Lincoln Park, MI, School District, GO UT, 7.00% (FGIC INS)/(Original Issue Yield: 5.95%), 5/1/2020	1,153,570

2,000,000	Michigan Municipal Bond Authority, Refunding Revenue Bonds, 5.375%, 10/1/2018	2,082,400

1,025,000	Michigan Municipal Bond Authority, Water Utility Improvements, Revenue Bonds, 5.875% (Original Issue Yield: 5.40%), 10/1/2017	1,125,716

	Total	5,030,251

	Minnesota—2.1%

1,000,000	Minneapolis, MN, Special School District No. 001 (Series B), COP School Improvement Bonds, 5.125%, 2/1/2014	1,026,660

	Missouri—4.4%

1,000,000	Missouri State Environmental Improvement & Energy Authority (Series C), Sewer Improvement Revenue Bonds, 6.00%, 1/1/2016	1,084,292

Riggs Long Term Tax Free Bond Fund
Principal Amount		Value

Long-Term Municipals—continued

	Missouri—continued

$1,000,000	Taney County, MO, Reorganized School District Number R-V, GO UT, 5.80%, 3/1/2017	$1,047,150

	Total	2,131,442

	Nevada—2.2%

1,000,000	Henderson, NV Water & Sewer, GO (Series A), 5.25% (Original Issue Yield: 5.035%), 9/1/2014	1,041,170

	North Carolina—4.5%

1,000,000	Durham County, NC (Series B), 5.00% (Original Issue Yield: 4.58%), 4/1/2015	1,036,780

1,000,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, 6.00% (AMBAC INS), 1/1/2018	1,123,370

	Total	2,160,150

	North Dakota—2.3%

1,055,000	North Dakota State Building Authority (Series B), Refunding Revenue Bonds, 5.00% (AMBAC INS), 12/1/2010	1,105,872

	Pennsylvania—4.2%

1,000,000	Commonwealth of Pennsylvania, GO UT (Series 1), 5.00% (Original Issue Yield: 5.09%), 2/1/2022	985,730

1,000,000	Pennsylvania Intergovernmental Coop Authority, Special Tax, 5.25% (FGIC INS)/(Original Issue Yield: 5.012%), 6/15/2015	1,038,750

	Total	2,024,480

	South Carolina—4.3%

1,000,000	Beaufort County, SC, School District, GO, 5.50%, 3/1/2016	1,051,910

1,000,000	Fairfield County, SC, PCR Bond, 6.50% (South Carolina Electric and Gas)/(MBIA INS), 9/1/2014	1,043,850

	Total	2,095,760

	South Dakota—2.2%

1,000,000	Pierre, SD, School District, GO UT, 5.70% (FSA INS)/(Original Issue Yield: 5.70%), 8/1/2017	1,066,620

	Tennessee—2.1%

1,000,000	Metropolitan Government Nashville & Davidson County, TN, GO UT, 5.125% (Original Issue Yield: 5.125%), 5/15/2017	1,021,090

	Texas—9.6%

1,000,000	Bell County, TX, HFDC, Refunding Revenue Bonds, 5.375% (FSA INS), 12/1/2013	1,052,610

500,000	Carroll, TX, Independent School District, GO UT Refunding Bonds (Series A), 5.00% (Original Issue Yield: 5.02%), 2/15/2016	503,335

1,000,000	El Paso, TX, GO LT (Series 1998), 5.125% (FGIC INS)/(Original Issue Yield: 5.25%), 8/15/2015	1,020,440

1,000,000	Fort Worth, TX, Water & Sewer, Revenue Bonds, 5.75% (Original Issue Yield: 5.52%), 2/15/2017	1,066,090

1,000,000	Texas Water Development Board, Revenue Bonds, 5.25% (Original Issue Yield: 5.50%), 7/15/2015	1,022,050

	Total	4,664,525

	Utah—2.2%

1,050,000	Salt Lake County, UT, Municipal Building Authority, Refunding Revenue Bonds, 5.20% (AMBAC INS)/(Original Issue Yield: 5.33%), 10/15/2020	1,053,475

	Virginia—2.4%

480,000	Henry County, VA, GO UT, 6.00% (Original Issue Yield: 6.25%), 7/15/2014	512,611

625,000	Virginia State Housing Development Authority (Series C), 6.20%, 5/1/2011	646,187

	Total	1,158,798

	Washington—10.0%

1,000,000	Clark County, WA GO UT Refunding Bonds, 5.25%, 6/1/2015	1,037,620

1,000,000	Seattle, WA (Series F), GO UT, 5.25% (Original Issue Yield: 5.02%), 12/15/2018	1,019,120

1,725,000	Washington State Public Power Supply System (Series A), 6.25% (MBIA INS)/(Original Issue Yield: 6.411%), 7/1/2017	1,770,562

1,000,000	Washington State (Series B), GO UT, 5.00% (Original Issue Yield: 5.20%), 1/1/2017	1,004,580

	Total	4,831,882

	Wisconsin—8.7%

50,000	Appleton, WI, Waterworks, Refunding Revenue Bonds, 5.375% (FGIC INS)/(Original Issue Yield: 4.75%), 1/1/2015	52,695

1,000,000	Green Bay, WI, IDA, GO UT Refunding Bonds (Series B), 5.90% (Original Issue Yield: 6.20%), 4/1/2010	1,034,070

Riggs Long Term Tax Free Bond Fund
Principal Amount or Shares		Value

Long-Term Municipals—continued

	Wisconsin—continued

$1,000,000	Menomonee Falls, WI, Sewage System (Series A), Revenue Bonds, 5.65% (AMBAC INS)/(Original Issue Yield: 5.70%), 5/1/2016	$1,041,100

1,000,000	Milwaukee County, WI (Series A), GO UT, 5.00% (Original Issue Yield: 4.87%), 10/1/2016	1,015,350

1,000,000	Wisconsin State Transportation (Series A), Revenue Bond, 5.50% (FGIC INS)/(Original Issue Yield: 5.25%), 7/1/2015	1,061,000

	Total	4,204,215

	Wyoming—1.1%

500,000	Laramie County, WY, School District #2, GO UT, 5.90% (MBIA INS)/(Original Issue Yield: 5.90%), 6/1/2012	527,360

	Total Long-Term Municipals (identified cost $45,406,977)	46,901,069

Mutual Fund—4.1%

2,000,871	SEI Tax Exempt Money Market Fund (at net asset value)	2,000,871

	Total Investments (identified cost $47,407,848)(1)	$48,901,940

(1)
The cost of investments for generally accepted accounting principles (“GAAP”) is $47,407,848. Cost for federal tax purposes is $47,396,528. The difference between cost for GAAP and cost for tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $1,505,412 which is comprised of $1,537,974 appreciation and $32,562 depreciation at April 30, 2002.

Note:    The categories of investments are shown as a percentage of net assets ($48,389,043) at April 30, 2002.

The following acronyms are used throughout this portfolio:

AMBAC	—American Municipal Bond Assurance Corporation	IDA	—Industrial Development Authority
COP	—Certificate of Participation	INS	—Insured
FGIC	—Financial Guaranty Insurance Company	LT	—Limited Tax
FSA	—Financial Security Assurance	MBIA	—Municipal Bond Investors Assurance
GNMA	—Government National Mortgage Association	PCR	—Pollution Control Revenue
GO	—General Obligation	Q-SBLF	—Qualified State Bond Loan Fund
HFDC	—Health Facility Development Corporation	UT	—Unlimited Tax

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs Prime Money Market Fund
April 30, 2002

Principal Amount		Value

Certificates of Deposit—6.9%

	Finance—6.9%

$ 6,000,000	Citibank NA, New York, 1.800%, 5/15/2002	$5,999,895

6,000,000	First Tennessee Bank, 1.800%, 6/24/2002	6,000,000

7,000,000	Wells Fargo & Co., 1.790%, 5/20/2002	7,000,000

	Total Certificates of Deposit	18,999,895

Commercial Paper—60.4%

	Asset-Backed—4.7%

13,000,000	Asset One Securitization, 1.830%, 5/17/2002—5/29/2002	12,985,767

	Finance—40.8%

7,000,000	AIG Funding, Inc., 1.770%, 5/9/2002	6,997,247

13,000,000	American Express Credit Corp., 1.750%—1.770%, 5/2/2002—5/24/2002	12,990,810

13,000,000	American General Finance Corp., 1.760%, 5/22/2002—5/23/2002	12,986,311

14,000,000	Apreco, Inc., 1.780%, 5/29/2002—6/5/2002	13,977,849

13,000,000	Charta Corp., 1.770%—1.800%, 5/13/2002—6/6/2002	12,985,070

13,000,000	Corporate Receivables Corp., 1.780%—1.810%, 6/4/2002—6/19/2002	12,972,573

13,000,000	Dakota, 1.770%—1.810%, 5/14/2002—6/7/2002	12,984,510

13,000,000	Emerald Financial Corp., 1.820%—1.880%, 5/9/2002—6/27/2002	12,979,786

5,000,000	Halogen Capital Co., 1.800%, 5/14/2002	4,996,750

8,000,000	UBS Finance(Delware), Inc., 1.900%, 5/1/2002	8,000,000

	Total	111,870,906

	Finance-Automotive—4.7%

13,000,000	New Center Asset Trust (Series A1+/P1), 1.780%—1.810%, 5/8/2002—6/13/2002	12,983,006

	Health Technology—2.6%

7,000,000	GlaxoSmithkline PLC, 1.810%, 7/18/2002	6,972,548

	Insurance—4.7%

13,000,000	CXC, Inc., 1.770%—1.780%, 5/31/2002—6/3/2002	12,979,728

	Utilities—2.9%

8,000,000	Salomon Smith Barney Holdings, Inc., 1.830%, 5/20/2002	7,992,273

	Total Commercial Paper	165,784,228

Corporate Bonds—5.3%

	Finance—5.3%

3,150,000	Bank One Corp., 6.900%, 10/7/2002	3,210,776

4,545,000	Citigroup, Inc., 7.450%, 6/6/2002	4,570,061

6,490,000	IBM Credit Corp., 6.450%, 11/12/2002	6,632,584

	Total Corporate Bonds	14,413,421

Government Agencies—15.0%

	Federal Home Loan Bank System—8.1%

5,000,000	2.000%, 2/28/2003	5,000,000

5,000,000	2.455%, 12/27/2002	5,003,537

5,000,000	3.000%, 4/17/2003	5,000,000

2,000,000	6.305%, 12/9/2002	2,045,337

5,000,000	6.375%, 11/15/2002	5,115,723

	Total	22,164,597

Riggs Prime Money Market Fund
Principal Amount		Value

Government Agencies—continued

	Federal Home Loan Mortgage Corporation—1.8%

$ 5,000,000	5.500%, 5/15/2002	$5,002,763

	Student Loan Marketing Association—5.1%

8,000,000	1.820%, 7/18/2002	8,000,000

6,000,000	1.820%, 8/15/2002	6,000,000

	Total	14,000,000

	Total Government Agencies	41,167,360

(1) Notes-Variable—6.9%

	Finance—6.9%

6,800,000	Caterpillar Financial Services Corp., 2.160%, 8/1/2002	6,808,716

12,000,000	NationsBank Corp., 2.150%—2.180%, 6/17/2002—6/19/2002	12,004,842

	Total Notes-Variable	18,813,558

(2) Repurchase Agreements—5.7%

5,000,000	Lehman Brothers, 1.760%, dated 4/30/2002, due 5/1/2002	5,000,000

10,600,000	PaineWebber, 1.830%, dated 4/30/2002, due 5/1/2002	10,600,000

	Total Repurchase Agreements	15,600,000

	Total Investments (at amortized cost)(3)	$274,778,462

(1)	Current rate and next reset date shown.
(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)	Also represents cost for federal tax purposes.

Note:    The categories of investments are shown as a percentage of net assets ($274,273,228) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

PORTFOLIO OF INVESTMENTS

Riggs U.S. Treasury Money Market Fund
April 30, 2002

Principal Amount		Value

U.S. Treasury Obligations—54.7%

	(1) U.S. Treasury Bills—38.4%

$10,000,000	1.715%, 5/16/2002	$9,992,854

10,000,000	1.720%, 6/13/2002	9,978,679

10,000,000	1.730%, 5/30/2002	9,986,064

10,000,000	1.790%, 5/2/2002	9,999,503

8,000,000	1.800%, 6/20/2002	7,980,000

	Total	47,937,100

	U.S. Treasury Notes—16.3%

12,000,000	(1) 5.750%, 10/31/2002	12,237,388

8,000,000	6.000%, 7/31/2002	8,080,683

	Total	20,318,071

	Total U.S. Treasury Obligations	68,255,171

(2) Repurchase Agreements--45.3%

20,000,000	Lehman Brothers, Inc., 1.760%, dated 4/30/2002, due 5/1/2002	20,000,000

11,539,000	Paine Webber Group, Inc., 1.830%, dated 4/30/2002, due 5/1/2002	11,539,000

25,000,000	Salomon Brothers, Inc., 1.800%, dated 4/30/2002, due 5/1/2002	25,000,000

	Total Repurchase Agreements	56,539,000

	Total Investments (at amortized cost)(3)	$124,794,171

(1)	Certain principal amounts on loan to broker.
(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)	Also represents cost for federal tax purposes.

Note:    The categories of investments are shown as a percentage of net assets ($124,785,775) at April 30, 2002.

See Notes which are an integral part of the Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

Riggs Funds
April 30, 2002

	Stock Fund		Small Company Stock Fund		Large Cap Growth Fund	U.S. Government Securities Fund
Assets:

Investments in securities, at value	$51,398,988		$37,630,325		$14,100,763	$86,445,548

Investments in repurchase agreements	2,126,000		6,959,000		1,902,000	2,971,000

Total investments, at value	53,524,988		44,589,325		16,002,763	89,416,548

Cash	1,670		6,682		7,831	12,496

Collateral for securities loaned, at fair value	2,653,633		4,039,637		—	24,649,335

Income receivable	44,118		8,078		97	1,342,368

Receivable for shares sold	4,640		5,362		7,000	55,513

Receivable for investments sold	180,835		1,646,507		—	—

Total assets	56,409,884		50,295,591		16,017,691	115,476,260

Liabilities:

Income distribution payable	—		—		—	317,321

Payable for investments purchased	231,322		1,912,856		—	—

Payable upon return of securities loaned	2,653,633		4,039,637		—	24,649,335

Payable for shares redeemed	2,528		75,721		125,301	149,883

Accrued expenses	52,561		39,526		28,246	35,786

Total liabilities	2,940,044		6,067,740		153,547	25,152,325

Net Assets	$53,469,840		$44,227,851		$15,864,144	$90,323,935

Net Assets Consists of:

Paid in capital	$47,417,824		$38,826,710		$40,169,141	$89,299,881

Net unrealized appreciation (depreciation) of investments	6,822,628		5,029,005		(1,862,161)	2,391,454

Accumulated net realized gain (loss) on investments	(770,612)		372,136		(22,442,836)	(1,562,795)

Undistributed net investment income	—		—		—	195,395

Total Net Assets	$53,469,840		$44,227,851		$15,864,144	$90,323,935

Class R Shares	$21,064,137		$15,113,504		$15,864,144	$20,860,762

Class Y Shares	$32,405,703		$29,114,347		—	$69,463,173

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value and Offering Price Per Share

Class R Shares	$7.29		$12.29		$4.15	$10.00

Class Y Shares	$7.36		$12.42		—	$10.00

Redemption Proceeds Per Share(1)

Class R Shares	$7.14	(2)	$12.04	(2)	$4.07 (2)	$9.80	(2)

Class Y Shares	$7.36		$12.42		—	$10.00

Shares Outstanding:

Class R Shares	2,890,124		1,229,849		3,827,008	2,087,112

Class Y Shares	4,404,526		2,343,396		—	6,949,112

Investments, at identified cost	$46,702,360		$39,560,320		$17,864,924	$87,025,094

Investments, at tax cost	$46,939,590		$39,756,726		$18,059,705	$87,314,208

(1)	See "What Do Shares Cost?" in the Prospectus.
(2)	Computation of redemption proceeds per share: 98/100 of net asset value.

See Notes which are an integral part of the Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES—continued

Riggs Funds
April 30, 2002

	Bond Fund		Intermediate Tax Free Bond Fund		Long Term Tax Free Bond Fund		Prime Money Market Fund	U.S. Treasury Money Market Fund
Assets:

Investments in securities, at value	$27,923,880		$55,649,240		$48,901,940		$259,178,462	$68,255,171

Investments in repurchase agreements	1,474,000		—		—		15,600,000	56,539,000

Total investments, at amortized cost and value	29,397,880		55,649,240		48,901,940		274,778,462	124,794,171

Cash	6,415		7,120		7,169		—	—

Collateral for securities loaned, at fair value	5,289,551		—		—		—	24,111,826

Income receivable	327,636		846,680		699,648		917,006	469,026

Receivable for shares sold	16,500		—		—		4,493	315,849

Total assets	35,037,982		56,503,040		49,608,757		275,699,961	149,690,872

Liabilities:

Income distribution payable	126,181		185,056		163,494		195,418	83,293

Payable for investments purchased	—		—		1,028,303		1,052,818	—

Payable upon return of securities loaned	5,289,551		—		—		—	24,111,826

Payable to bank	—		—		—		34,960	343,739

Payable for shares redeemed	—		6,085		3,955		78,110	315,824

Accrued expenses	16,647		32,334		23,962		65,427	50,415

Total liabilities	5,432,379		223,475		1,219,714		1,426,733	24,905,097

Net Assets	$29,605,603		$56,279,565		$48,389,043		$274,273,228	$124,785,775

Net Assets Consists of:

Paid in capital	$29,385,290		$54,517,860		$46,680,647		$273,749,302	$124,785,775

Net unrealized appreciation (depreciation) of investments	556,723		1,587,131		1,494,092		—	—

Accumulated net realized gain (loss) on investments	(418,882)		174,574		253,440		(56,109)	—

Undistributed (distributions in excess of) net investment income	82,472		—		(39,136)		580,035	—

Total Net Assets	$29,605,603		$56,279,565		$48,389,043		$274,273,228	$124,785,775

Class R Shares	$29,605,603		$56,279,565		$48,389,043		$43,742,187	$42,918,859

Class Y Shares	—		—		—		$230,531,041	$81,866,916

Net Asset Value, Offering Price and Redemption Proceeds Per Share:

Net Asset Value and Offering Price Per Share

Class R Shares	$10.59		$10.38		$10.37		$1.00	$1.00

Class Y Shares	—		—		—		$1.00	$1.00

Redemption Proceeds Per Share(1)

Class R Shares	$10.38	(2)	$10.17	(2)	$10.16	(2)	$1.00	$1.00

Class Y Shares	—		—		—		$1.00	$1.00

Shares Outstanding:

Class R Shares	2,795,902		5,421,235		4,667,108		43,743,782	42,918,859

Class Y Shares	—		—		—		230,824,807	81,866,916

Investments, at identified cost	$28,841,157		$54,062,109		$47,407,848		$274,778,462	$124,794,171

Investments, at tax cost	$28,924,982		$54,011,085		$47,396,528		$274,778,462	$124,794,171

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of redemption proceeds per share: 98/100 of net asset value.

See Notes which are an integral part of the Financial Statements.

STATEMENTS OF OPERATIONS

Riggs Funds
April 30, 2002

	Stock Fund	Small Company Stock Fund	Large Cap Growth Fund
Investment Income:

Dividends	$715,174 (1)	$271,207	$137,343

Interest	38,960	160,099	65,843

Total investment income	754,134	431,306	203,186

Expenses:

Investment adviser fee	489,565	377,454	199,417

Administrative personnel and services fee	104,440	75,491	42,543

Custodian fees	13,055	9,436	5,318

Transfer and dividend disbursing agent fees and expenses	43,980	23,767	21,098

Trustees' fees	2,087	2,223	820

Auditing fees	16,906	16,986	13,504

Legal fees	3,505	3,355	3,649

Portfolio accounting fees	2,075	3,061	1,234

Distribution services fee—Class R Shares	61,616	38,463	66,472

Shareholder services fees—Class R Shares	61,616	38,463	66,472

Shareholder services fees—Class Y Shares	101,573	79,491	—

Share registration costs	31,139	21,532	11,411

Printing and postage	17,293	11,479	6,667

Insurance premiums	1,110	889	995

Miscellaneous	2,099	3,090	1,195

Total expenses	952,059	705,180	440,795

Waivers:

Waiver of investment adviser fee	—	—	(21,545)

Waiver of Distribution service fee—Class R Shares	—	—	(66,472)

Total waivers	—	—	(88,017)

Net expenses	952,059	705,180	352,778

Net operating loss	(197,925)	(273,874)	(149,592)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	(380,889)	3,697,335	(12,277,212)

Net change in unrealized appreciation (depreciation) of investments	(12,995,681)	483,663	(604,554)

Net realized and unrealized gain (loss) on investments	(13,376,570)	4,180,998	(12,881,766)

Change in net assets resulting from operations	$(13,574,495)	$3,907,124	$(13,031,358)

(1)	Net of foreign taxes withheld of $1,929.

See Notes which are an integral part of the Financial Statements

STATEMENTS OF OPERATIONS—continued

Riggs Funds
April 30, 2002

	U.S. Government Securities Fund	Bond Fund	Intermediate Tax Free Bond Fund	Long Term Tax Free Bond Fund	Prime Money Market Fund	U.S. Treasury Money Market Fund
Investment Income:

Interest	$5,505,074	$1,920,790	$2,843,033	$2,714,288	$8,884,961	$4,438,148

Expenses:

Investment adviser fee	754,480	242,231	428,550	405,452	1,472,441	775,808

Administrative personnel and services fee	160,956	51,676	91,424	86,496	471,181	248,259

Custodian fees	20,120	6,459	11,428	10,812	58,898	31,032

Transfer and dividend disbursing agent fees and expenses	18,328	12,695	14,287	12,714	58,459	19,028

Trustees' fees	2,137	549	333	677	3,739	2,164

Auditing fees	15,787	13,417	14,561	13,702	14,819	15,000

Legal fees	3,858	3,381	2,490	2,243	2,649	2,460

Portfolio accounting fees	1,183	190	8,920	6,024	2,350	2,691

Distribution services fee—Class R Shares	58,389	80,744	142,850	135,151	249,473	110,616

Shareholder services fees—Class R Shares	58,389	80,744	142,850	135,151	124,736	55,308

Shareholder services fees—Class Y Shares	193,104	—	—	—	611,484	332,596

Share registration costs	26,163	10,756	16,932	12,230	28,886	22,000

Printing and postage	5,632	3,455	2,165	3,141	12,398	4,084

Insurance premiums	971	449	813	757	1,692	1,115

Miscellaneous	2,081	1,705	1,682	933	4,330	1,785

Total expenses	1,321,578	508,451	879,285	825,483	3,117,535	1,623,946

Waivers:

Waiver of investment adviser fee	(402,389)	(87,203)	(119,994)	(108,121)	—	—

Waiver of Distribution service fee—Class R Shares	—	(80,744)	(142,850)	(135,151)	(124,736)	(55,308)

Waiver of Shareholder service fee—Class R Shares	(35,034)	(48,446)	(85,710)	(81,090)	(74,842)	(33,185)

Waiver of Shareholder services fee—Class Y Shares	(115,862)	—	—	—	(611,484)	(332,596)

Total waivers	(553,285)	(216,393)	(348,554)	(324,362)	(811,062)	(421,089)

Net expenses	768,293	292,058	530,731	501,121	2,306,473	1,202,857

Net investment income	4,736,781	1,628,732	2,312,302	2,213,167	6,578,488	3,235,291

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	1,268,187	(40,773)	198,400	507,784	(16,472)	—

Net change in unrealized appreciation (depreciation) of investments	(99,134)	338,497	501,815	504,013	—	—

Net realized and unrealized gain (loss) on investments	1,169,053	297,724	700,215	1,011,797	(16,472)	—

Change in net assets resulting from operations	$5,905,834	$1,926,456	$3,012,517	$3,224,964	$6,562,016	$3,235,291

See Notes which are an integral part of the Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

Riggs Funds

	Stock Fund		Small Company Stock Fund		Large Cap Growth Fund
	Year Ended April 30, 2002	Year Ended April 30, 2001	Year Ended April 30, 2002	Year Ended April 30, 2001	Year Ended April 30, 2002	Year Ended April 30, 2001
Increase (Decrease) in Net Assets:

Operations—

Net investment income (net operating loss)	$(197,925)	$(140,189)	$(273,874)	$28,950	$(149,592)	$(367,423)

Net realized gain (loss) on investments	(380,889)	5,157,084	3,697,335	(2,864,983)	(12,277,212)	(8,743,401)

Net change in unrealized appreciation (depreciation) of investments	(12,995,681)	(21,214,526)	483,663	1,559,118	(604,554)	(33,351,490)

Change in net assets resulting from operations	(13,574,495)	(16,197,631)	3,907,124	(1,276,915)	(13,031,358)	(42,462,314)

Distributions to Shareholders—

Distributions from net investment income

Class Y Shares	—	—	(26,292)	—	—	—

Distributions from net realized gain on investments

Class R Shares	(227,878)	(8,277,084)	—	(2,768,535)	—	—

Class Y Shares	(332,541)	(18,433,087)	—	(6,510,346)	—	—

Change in net assets resulting from distributions to shareholders	(560,419)	(26,710,171)	(26,292)	(9,278,881)	—	—

Share Transactions—

Proceeds from sales of shares	5,530,559	6,461,250	3,077,156	4,347,882	763,436	5,088,493

Net asset value of shares issued to shareholders in payment of distributions declared	206,065	6,982,840	170	1,845,056	—	—

Cost of shares redeemed	(26,377,604)	(41,627,981)	(18,260,515)	(30,529,031)	(15,887,315)	(21,585,582)

Change in net assets resulting from share transactions	(20,640,980)	(28,183,891)	(15,183,189)	(24,336,093)	(15,123,879)	(16,497,089)

Change in net assets	(34,775,894)	(71,091,693)	(11,302,357)	(34,891,889)	(28,155,237)	(58,959,403)

Net Assets:

Beginning of period	88,245,734	159,337,427	55,530,208	90,422,097	44,019,381	102,978,784

End of period	$53,469,840	$88,245,734	$44,227,851	$55,530,208	$15,864,144	$44,019,381

Undistributed net investment income (net operating loss) included in net assets at end of period	—	—	—	$28,950	—	—

Net gain (loss) as computed for federal tax purposes	$(72,047)	$4,352,053	$884,313	$(315,771)	$(14,235,430)	$(561,936)

See Notes which are an integral part of the Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS—continued

Riggs Funds

	U.S. Government Securities Fund		Bond Fund		Intermediate Tax Free Bond Fund
	Year Ended April 30, 2002	Year Ended April 30, 2001	Year Ended April 30, 2002	Year Ended April 30, 2001	Year Ended April 30, 2002	Year Ended April 30, 2001
Increase (Decrease) in Net Assets:

Operations—

Net investment income	$4,736,781	$6,403,176	$1,628,732	$2,217,846	$2,312,302	$2,653,926

Net realized gain (loss) on investments	1,268,187	2,230,938	(40,773)	411,594	198,400	125,807

Net change in unrealized appreciation (depreciation) of investments	(99,134)	3,325,422	338,497	1,496,539	501,815	1,589,562

Change in net assets resulting from operations	5,905,834	11,959,536	1,926,456	4,125,979	3,012,517	4,369,295

Distributions to Shareholders—

Distributions from net investment income

Class R Shares	(1,150,768)	(1,444,226)	(1,588,663)	(2,217,818)	(2,275,462)	(2,653,998)

Class Y Shares	(3,999,244)	(4,898,156)	—	—	—	—

Change in net assets resulting from distributions to shareholders	(5,150,012)	(6,342,382)	(1,588,663)	(2,217,818)	(2,275,462)	(2,653,998)

Share Transactions—

Proceeds from sales of shares	10,070,451	10,050,348	2,484,422	5,147,075	4,643,570	4,808,828

Net asset value of shares issued to shareholders

in payment of distributions declared	827,087	248,733	18,200	3,172	6,923	8,001

Cost of shares redeemed	(31,042,687)	(39,069,294)	(11,092,833)	(10,797,836)	(8,590,863)	(13,631,727)

Change in net assets resulting from share transactions	(20,145,149)	(28,770,213)	(8,590,211)	(5,647,589)	(3,940,370)	(8,814,898)

Change in net assets	(19,389,327)	(23,153,059)	(8,252,418)	(3,739,428)	(3,203,315)	(7,099,601)

Net Assets:

Beginning of period	109,713,262	132,866,321	37,858,021	41,597,449	59,482,880	66,582,481

End of period	$90,323,935	$109,713,262	$29,605,603	$37,858,021	$56,279,565	$59,482,880

Undistributed net investment income (net operating loss) included in net assets at end of period	$195,395	$68,230	$82,472	$28	—	$(207)

Net gain (loss) as computed for federal tax purposes	$764,954	$20,477	$(181,097)	$(153,961)	$221,934	$(124,197)

See Notes which are an integral part of the Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS—continued

Riggs Funds

	Long Term Tax Free Bond Fund		Prime Money Market Fund		U.S. Treasury Money Market Fund
	Year Ended April 30, 2002	Year Ended April 30, 2001	Year Ended April 30, 2002	Year Ended April 30, 2001	Year Ended April 30, 2002	Year Ended April 30, 2001
Increase (Decrease) in Net Assets:

Operations—

Net investment income	$2,213,167	$2,746,600	$6,578,488	$17,690,103	$3,235,291	$9,256,941

Net realized gain (loss) on investments	507,784	350,023	(16,472)	5,620	—	18,718

Net change in unrealized appreciation of investments	504,013	1,608,402	—	—	—	—

Change in net assets resulting from operations	3,224,964	4,705,025	6,562,016	17,695,723	3,235,291	9,275,659

Distributions to Shareholders—

Distributions from net investment income

Class R Shares	(2,206,892)	(2,785,321)	(948,362)	(2,032,034)	(226,205)	(239,960)

Class Y Shares	—	—	(5,630,126)	(15,658,079)	(3,009,086)	(9,035,699)

Distributions from net realized gain on investments

Class R Shares	(510,146)	(242,914)	—	—	—	—

Change in net assets resulting from distributions to shareholders	(2,717,038)	(3,028,235)	(6,578,488)	(17,690,113)	(3,235,291)	(9,275,659)

Share Transactions—

Proceeds from sales of shares	653,807	2,784,260	722,194,399	1,155,645,686	356,741,992	329,216,992

Net asset value of shares issued to shareholders in payment of distributions declared	7,222	6,452	1,945,786	5,295,816	397,368	927,718

Cost of shares redeemed	(10,260,946)	(16,105,710)	(796,678,143)	(1,161,037,758)	(397,090,193)	(319,866,527)

Change in net assets resulting from share transactions	(9,599,917)	(13,314,998)	(72,537,958)	(96,256)	(39,950,833)	10,278,183

Change in net assets	(9,091,991)	(11,638,208)	(72,554,430)	(90,646)	(39,950,833)	10,278,183

Net Assets:

Beginning of period	57,481,034	69,119,242	346,827,658	346,918,304	164,736,608	154,458,425

End of period	$48,389,043	$57,481,034	$274,273,228	$346,827,658	$124,785,775	$164,736,608

Undistributed net investment income (net operating loss) included in net assets at end of period	$(39,136)	$(38,721)	$580,035	$580,035	—	—

Net gain (loss) as computed for federal tax purposes	$509,966	$350,023	$(1,152)	$5,380	—	$18,718

See Notes which are an integral part of the Financial Statements.

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FINANCIAL HIGHLIGHTS

Riggs Funds
(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Net Operating Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Distributions from Paid-in Capital(1)
Stock Fund R Shares
1998	$15.41	0.11		5.20		5.31	(0.11)	(4.04)	—
1999	$16.57	0.04		0.94		0.98	(0.04)	(1.71)	—
2000	$15.80	0.01		(0.38)		(0.37)	(0.01)	(2.20)	—
2001(4)	$13.22	(0.03	)(5)	(1.53)		(1.56)	—	(2.71)	—
2002	$8.95	(0.04	)(5)	(1.54)		(1.58)	—	(0.08)	—
Stock Fund Y Shares
2000(6)	$12.38	0.01		0.85		0.86	(0.01)	—	—
2001	$13.23	0.00	(5)(8)	(1.50)		(1.50)	—	(2.71)	—
2002	$9.02	(0.02	)(5)	(1.56)		(1.58)	—	(0.08)	—
Small Company Stock Fund R Shares
1998	$12.80	(0.04)		9.23		9.19	—	(3.19)	—
1999	$18.80	(0.02)		(5.66)		(5.68)	—	(1.85)	—
2000	$11.27	(0.05	)(5)	1.94		1.89	—	—	—
2001(4)	$13.16	(0.02)		(0.15)		(0.17)	—	(1.77)	—
2002	$11.22	(0.09	)(5)	1.16		1.07	—	—	—
Small Company Stock Fund Y Shares
2000(6)	$11.50	0.00	(5)(8)	1.68		1.68	—	—	—
2001	$13.18	0.02		(0.11)		(0.09)	—	(1.77)	—
2002	$11.32	(0.06	)(5)	1.17		1.11	(0.01)	—	—
Large Cap Growth Fund R Shares
2000(6)	$10.00	—		1.73		1.73	—	—	(0.01)
2001(4)	$11.72	0.00	(8)	(5.26)		(5.26)	—	—	—
2002	$6.46	(0.03	)(5)	(2.28)		(2.31)	—	—	—
U.S. Government Securities Fund R Shares
1998	$9.41	0.56		0.37		0.93	(0.57)	—	—
1999	$9.77	0.52		0.06		0.58	(0.50)	—	—
2000	$9.85	0.50		(0.37)		0.13	(0.51)	—	—
2001	$9.47	0.52		0.45		0.97	(0.51)	—	—
2002	$9.93	0.45	(5)(10)	0.11	(10)	0.56	(0.49)	—	—
U.S. Government Securities Fund Y Shares
2000(6)	$9.42	0.19		0.05		0.24	(0.19)	—	—
2001	$9.47	0.54		0.45		0.99	(0.53)	—	—
2002	$9.93	0.48	(5)(10)	0.11	(10)	0.59	(0.52)	—	—
Bond Fund R Shares
2000(6)	$10.00	0.21		0.01		0.22	(0.21)	—	—
2001	$10.01	0.58		0.49		1.07	(0.58)	—	—
2002	$10.50	0.54	(5)(10)	0.07	(10)	0.61	(0.52)	—	—
Intermediate Tax Free Bond Fund R Shares
2000(6)	$10.00	0.15		(0.02)		0.13	(0.15)	—	—
2001	$9.98	0.43		0.27		0.70	(0.43)	—	—
2002	$10.25	0.42	(5)(10)	0.12	(10)	0.54	(0.41)	—	—
Long Term Tax Free Bond Fund R Shares
2000(6)	$10.00	0.16		0.01		0.17	(0.16)	—	—
2001	$10.01	0.45		0.34		0.79	(0.46)	(0.05)	—
2002	$10.29	0.43	(10)	0.18	(10)	0.61	(0.43)	(0.10)	—
Prime Money Market Fund R Shares
1998	$1.00	0.05		(0.00	)(8)	0.05	(0.05)	—	—
1999	$1.00	0.04		0.00	(8)	0.04	(0.04)	—	—
2000	$1.00	0.04		(0.00	)(8)	0.04	(0.04)	—	—
2001	$1.00	0.05		0.00	(8)	0.05	(0.05)	—	—
2002	$1.00	0.02		(0.00	)(8)	0.02	(0.02)	—	—
Prime Money Market Fund Y Shares
1998	$1.00	0.05		(0.00	)(8)	0.05	(0.05)	—	—
1999	$1.00	0.05		0.00	(8)	0.05	(0.05)	—	—
2000	$1.00	0.05		(0.00	)(8)	0.05	(0.05)	—	—
2001	$1.00	0.06		0.00	(8)	0.06	(0.06)	—	—
2002	$1.00	0.02		(0.00	)(8)	0.02	(0.02)	—	—
U.S. Treasury Money Market Fund R Shares
1999(11)	$1.00	0.03		—		0.03	(0.03)	—	—
2000	$1.00	0.04		(0.00	)(8)	0.04	(0.04)	—	—
2001	$1.00	0.05		0.00	(8)	0.05	(0.05)	—	—
2002	$1.00	0.02		—		0.02	(0.02)	—	—
U.S. Treasury Money Market Fund Y Shares
1998	$1.00	0.05		—		0.05	(0.05)	—	—
1999	$1.00	0.04		—		0.04	(0.04)	—	—
2000	$1.00	0.04		(0.00	)(8)	0.04	(0.04)	—	—
2001	$1.00	0.05		0.00	(8)	0.05	(0.05)	—	—
2002	$1.00	0.02		—		0.02	(0.02)	—	—

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(2)	Expenses		Net Investment Income (Net Operating Loss)		Expense waiver/ Reimbursement(3)		Net Assets, end of period (000 omitted)	Portfolio Turnover

(4.15)	$16.57	39.68%	0.93%		0.63%		0.07%		$117,115	94%
(1.75)	$15.80	6.50%	1.22%		0.26%		0.26%		$101,474	52%
(2.21)	$13.22	(1.04)%	1.41%		0.08%		0.14%		$51,968	79%
(2.71)	$8.95	(12.59)%	1.52%		(0.29)%		0.01%		$30,385	95%
(0.08)	$7.29	(17.75)%	1.61%		(0.46)%		—		$21,064	49%

(0.01)	$13.23	6.98%	1.20	%(7)	0.14	%(7)	0.12	%(7)	$107,045	79%
(2.71)	$9.02	(12.01)%	1.27%		(0.03)%		0.01%		$57,861	95%
(0.08)	$7.36	(17.61)%	1.36%		(0.21)%		—		$32,406	49%

(3.19)	$18.80	77.85%	1.09%		(0.26)%		0.09%		$58,223	108%
(1.85)	$11.27	(30.33)%	1.37%		(0.14)%		0.26%		$38,728	100%
—	$13.16	16.77%	1.60%		(0.44)%		0.13%		$33,163	116%
(1.77)	$11.22	0.37%	1.60%		(0.14)%		0.00	%(9)	$16,637	146%
—	$12.29	9.54%	1.66%		(0.75)%		—		$15,114	183%

—	$13.18	14.61%	1.37	%(7)	0.02	%(7)	0.11	%(7)	$57,182	116%
(1.77)	$11.32	1.04%	1.35%		0.12%		0.00	%(9)	$38,893	146%
(0.01)	$12.42	9.79%	1.41%		(0.50)%		—		$29,114	183%

(0.01)	$11.72	17.31%	1.31	%(7)	(0.15	)%(7)	0.36	%(7)	$102,961	19%
—	$6.46	(44.88)%	1.22%		(0.42)%		0.26%		$44,019	62%
—	$4.15	(35.76)%	1.33%		(0.56)%		0.33%		$15,864	40%

(0.57)	$9.77	10.14%	0.82%		5.87%		0.40%		$34,521	175%
(0.50)	$9.85	6.03%	0.91%		5.12%		0.67%		$38,928	55%
(0.51)	$9.47	1.39%	1.06%		5.19%		0.55%		$29,898	55%
(0.51)	$9.93	10.44%	0.93%		5.27%		0.55%		$25,415	58%
(0.49)	$10.00	5.78%	0.96%		4.51	%(10)	0.55%		$20,861	64%

(0.19)	$9.47	2.58%	0.81	%(7)	5.57	%(7)	0.55	%(7)	$102,968	55%
(0.53)	$9.93	10.72%	0.68%		5.52%		0.55%		$84,298	58%
(0.52)	$10.00	6.04%	0.71%		4.77	%(10)	0.55%		$69,463	64%

(0.21)	$10.01	2.18%	1.00	%(7)	5.73	%(7)	0.67	%(7)	$41,597	16%
(0.58)	$10.50	10.94%	0.87%		5.63%		0.67%		$37,858	42%
(0.52)	$10.59	5.54%	0.90%		5.04	%(10)	0.67%		$29,606	83%

(0.15)	$9.98	1.31%	1.00	%(7)	4.16	%(7)	0.61	%(7)	$66,582	9%
(0.43)	$10.25	7.08%	0.89%		4.18%		0.61%		$59,483	25%
(0.41)	$10.38	5.37%	0.93%		4.05	%(10)	0.61%		$56,280	27%

(0.16)	$10.01	1.76%	1.00	%(7)	4.57	%(7)	0.60	%(7)	$69,119	0%
(0.51)	$10.29	8.00%	0.91%		4.48%		0.60%		$57,481	48%
(0.53)	$10.37	6.02%	0.93%		4.09	%(10)	0.60%		$48,389	25%

(0.05)	$1.00	4.92%	1.00%		4.51%		0.18%		$508	—
(0.04)	$1.00	4.49%	1.03%		4.25%		0.46%		$8,422	—
(0.04)	$1.00	4.53%	1.07%		4.55%		0.40%		$23,842	—
(0.05)	$1.00	5.32%	1.07%		5.13%		0.40%		$103,460	—
(0.02)	$1.00	1.96%	1.07%		1.90%		0.40%		$43,742	—

(0.05)	$1.00	5.22%	0.58%		5.11%		0.11%		$318,122	—
(0.05)	$1.00	4.76%	0.69%		4.65%		0.25%		$425,054	—
(0.05)	$1.00	4.90%	0.72%		4.83%		0.25%		$323,076	—
(0.06)	$1.00	5.69%	0.72%		5.56%		0.25%		$243,367	—
(0.02)	$1.00	2.31%	0.72%		2.30%		0.25%		$230,531	—

(0.03)	$1.00	3.35%	1.08	%(7)	3.86	%(7)	0.47	%(7)	$3,309	—
(0.04)	$1.00	4.20%	1.10%		4.20%		0.40%		$4,373	—
(0.05)	$1.00	5.11%	1.08%		5.03%		0.40%		$5,449	—
(0.02)	$1.00	1.77%	1.08%		1.02%		0.40%		$42,919	—

(0.05)	$1.00	5.00%	0.63%		4.88%		0.08%		$117,424	—
(0.04)	$1.00	4.49%	0.72%		4.39%		0.25%		$138,097	—
(0.04)	$1.00	4.57%	0.75%		4.52%		0.25%		$150,085	—
(0.05)	$1.00	5.48%	0.73%		5.35%		0.25%		$159,287	—
(0.02)	$1.00	2.12%	0.73%		2.26%		0.25%		$81,867	—

See Notes which are an integral part of the Financial Statements

(1)	Represents a return of capital for federal income tax purposes.
(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3)	This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.
(4)	As of July 21, 2000, Class B shares were no longer offered. All Class B shares were converted to Class R shares.
(5)	Per share amount is based upon the average number of shares outstanding.
(6)	Reflects operations for the period from December 20, 1999 (date of initial public investment) to April 30, 2000.
(7)	Computed on an annualized basis.
(8)	Per share amount does not round to $0.01 or $(0.01).
(9)	Percentage amount does not round to 0.01%.
(10)
Effective May 1, 2001, the U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund and Long Term Tax Free Bond Fund adopted the provisions of the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended April 30, 2002 was as follows:

	Net Investment Income per Share	Net Realized/Unrealized Gain/ Loss per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
U.S. Government Securities Fund R Shares	$(0.07)	$0.07	(0.57)%
U.S. Government Securities Fund Y Shares	(0.07)	0.07	(0.58)%
Bond Fund R Shares	(0.04)	0.04	(0.24)%
Intermediate Tax Free Bond Fund R Shares	0.01	(0.01)	0.07%
Long Term Tax Free Bond Fund R Shares	—	—	0.01%

Per share, ratios and supplemental data for periods prior May 1, 2001 have not been restated to reflect this change in presentation.
(11)	Reflects operations for the period from July 7, 1998 (date of initial public investment) to April 30, 1999.

COMBINED NOTES TO FINANCIAL STATEMENTS

Riggs Funds
April 30, 2002

Organization
Riggs Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine diversified portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), which are presented herein:

Portfolio Name	Investment Objective
Riggs Stock Fund (“Stock Fund”)	Seeks to provide growth of capital and income.

Riggs Small Company Stock Fund (“Small Company Stock Fund”)	Seeks to provide long-term capital appreciation.

Riggs Large Cap Growth Fund (“Large Cap Growth Fund”)	Seeks to provide capital appreciation.

Riggs U.S. Government Securities Fund (“U.S. Government Securities Fund“)	Seeks to achieve current income.

Riggs Bond Fund (“Bond Fund”)	Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Riggs Intermediate Tax Free Bond Fund (“Intermediate Tax Free Bond Fund”)	Seeks to provide a high level of current income which is exempt from federal income tax consistent with the preservation of principal.

Riggs Long Term Tax Free Bond Fund (“Long Term Tax Free Bond Fund”)	Seeks to provide a high level of current income which is exempt from federal income tax.

Riggs Prime Money Market Fund (“Prime Money Market Fund”)	Seeks to provide current income consistent with stability of principal and liquidity.

Riggs U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Seeks to provide current income consistent with stability of principal and liquidity.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Previously, the Stock Fund and Small Company Stock Fund offered Class R, Class Y and Class B Shares, also the Large Cap Growth Fund offered Class R and Class B Shares. As of July 21, 2000, the Class B Shares for all three funds were no longer offered. All Class B Shares were converted to Class R Shares.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with GAAP.

Investment Valuations
U.S. government securities, listed corporate bonds (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a primary national securities exchange. For the money market Funds within the Trust, the use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which there are no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Repurchase Agreements
It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Riggs Funds

Investment Income, Expenses and Distributions
Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Funds (except Bond Fund, Intermediate Tax Free Bond Fund, Large Cap Growth Fund and Long Term Tax Free Bond Fund) offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective May 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, the U.S. Government Securities Fund and Bond Fund began accreting discount/amortizing premium on long-term debt securities and the Intermediate Tax Free Bond Fund and Long Term Tax Free Fund began accreting discount on debt securities. The effect of this accounting change had no impact on total net assets of these Funds, but resulted in the following adjustments based on securities held by the funds on May 1, 2001:

	Cost of Investments	Undistributed (distribution in excess of) Net Investment Income	Accumulated net realized gain (loss) on Investments
U.S. Government Securities Fund	$(214,733)	$(470,870)	$256,137

Bond Fund	(153,229)	(188,557)	35,328

Intermediate Tax Free Bond Fund	47,589	47,589	—

Long Term Tax Free Bond Fund	6,812	6,812	—

The effect of this change for the year ended April 30, 2002 was as follows:

	Undistributed (distribution in excess of) Net Investment Income	Unrealized Appreciation/ Depreciation	Accumulated net realized gain (loss) on Investments
U.S. Government Securities Fund	$(583,180)	$59,721	$523,459

Bond Fund	(75,409)	(109,961)	185,370

Intermediate Tax Free Bond Fund	36,633	(3,435)	(33,198)

Long Term Tax Free Fund	6,690	(4,508)	(2,182)

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. For the Funds of the Trust not indicated above, the adoption of the guide did not have any effect on their financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

	Increase (Decrease)
Fund	Paid In Capital	Undistributed (distributions in excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Stock Fund	$(197,995)	$197,925	$70
Small Company Stock Fund	$(271,216)	$271,216	—
Large Cap Growth Fund	$(149,592)	$149,592	—
U.S. Government Securities Fund	$42,784	$1,011,266	$(1,054,050)
Bond Fund	$33,034	$230,932	$(263,966)
Intermediate Tax Free Bond Fund	—	$(84,222)	$84,222
Long Term Tax Free Fund	—	$(13,502)	$13,502
Prime Money Market Fund	$(822,823)	—	$822,823

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of April 30, 2002, the tax composition of dividends was as follow:

	Ordinary Income	Long-Term Capital Gains
Stock Fund	—	$560,349
Small Company Stock Fund	$26,292	—
Large Cap Growth Fund	—	—
U.S. Government Securities Fund	5,150,012	—
Bond Fund	1,588,663	—
Intermediate Tax Free Bond Fund	10,745	—
Long Term Tax Free Bond Fund	54,252	456,117
Prime Money Market Fund	6,578,488	—

Riggs Funds

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation
Stock Fund	$—	$—	$6,585,398

Small Company Stock Fund	—	568,542	4,832,599

Large Cap Growth Fund	—	—	(2,056,942)

U.S. Government Securities Fund	512,716	—	2,102,340

Bond Fund	208,652	—	472,898

Intermediate Tax Free Bond Fund	25,925	97,737	1,638,155

Long Term Tax Free Bond Fund	173	241,946	1,505,412

Prime Money Market Fund	775,453	—	—

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of premium and discount and wash sales loss deferrals.

Federal Taxes
It is the Funds’ policy to comply with the provisions of the Internal Revenue Code, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

At April 30, 2002, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Capital Loss Carryforward To Expire in 2003	Capital Loss Carryforward To Expire in 2005	Capital Loss Carryforward To Expire in 2006	Capital Loss Carryforward To Expire in 2008	Capital Loss Carryforward To Expire in 2009	Capital Loss Carryforward To Expire in 2010	Total Capital Loss Carryforward
Stock Fund	$—	$—	$—	$—	$—	$72,047	$72,047

Large Cap Growth Fund	—	—	—	—	561,936	14,235,430	14,797,366

U.S. Government Securities Fund	795,392	470,326	—	7,963	—	—	1,273,681

Bond Fund	—	—	—	—	153,961	181,097	335,058

Prime Money Market Fund	20,474	14,610	4,102	451	—	1,152	40,789

Additionally, the following Funds incurred net capital losses on security transactions after October 31, 2001, which are treated as arising on May 1, 2002, the first day of the Fund’s next taxable year.

Fund	Post-October Losses
Stock Fund	$461,335

Large Cap Growth Fund	$7,450,689

Prime Money Market Fund	$15,320

When-Issued and Delayed Delivery Transactions
The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending
Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at a minimum level of 100% of the current market value of the loaned securities. Collateral is either held as cash or reinvested in short-term securities

Riggs Funds

including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds return a portion of the interest on any cash received as collateral and continue to receive interest or dividends on securities loaned. Included in interest income is $1,150, $22,307, $32,301, $5,803, $1,778 and $12,873 for Stock Fund, Small Company Stock Fund, U.S. Government Securities Fund, Bond Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund, respectively, attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Funds’ adviser to be of good financial standing and will not be made unless, in the judgment of the Funds’ adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Funds’ rights should the borrower of the securities fail financially.

As of April 30, 2002, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due Broker	Reinvested Collateral Securities
Stock Fund	$2,579,518	$2,653,633	$2,653,633

Small Company Stock Fund	$3,973,609	$4,039,637	$4,039,637

U.S. Government Securities Fund	$23,822,698	$24,649,335	$24,649,335

Bond Fund	$5,146,368	$5,289,551	$5,289,551

U.S. Treasury Money Market Fund	$23,930,177	$24,111,826	$24,111,826

Cash collateral is held in segregated account.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on a trade date basis.

Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Stock Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$2,822,421	354,929	$4,054,134	377,951

Shares issued to shareholders in payment of distributions declared	202,760	26,128	6,908,078	742,800

Shares redeemed	(7,152,859)	(884,288)	(18,876,429)	(1,658,347)

Net change resulting from Class R Share transactions	$(4,127,678)	(503,231)	$(7,914,217)	(537,596)

	Stock Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class Y Shares	Amount	Shares	Amount	Shares
Shares sold	$2,708,138	341,244	$2,406,524	254,130

Shares issued to shareholders in payment of distributions declared	3,305	422	74,762	8,010

Shares redeemed	(19,224,745)	(2,354,409)	(22,466,229)	(1,938,557)

Net change resulting from Class Y Share transactions	$(16,513,302)	(2,012,743)	$(19,984,943)	(1,676,417)

Riggs Funds
	Stock Fund
	Year Ended April 30, 2002		Period Ended April 30, 2001(1)
Class B Shares	Amount	Shares	Amount	Shares
Shares sold	$—	—	$592	45

Shares redeemed	—	—	(285,323)	(24,766)

Net change resulting from Class B Share transactions	$—	—	$(284,731)	(24,721)

Net change resulting from share transactions	$(20,640,980)	(2,515,974)	$(28,183,891)	(2,238,734)

	Small Company Stock Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$1,419,366	126,886	$2,542,767	196,598

Shares issued to shareholders in payment of distributions declared	—	—	1,839,920	184,176

Shares redeemed	(4,286,239)	(380,334)	(17,817,062)	(1,417,466)

Net change resulting from Class R Shares transactions	$(2,866,873)	(253,448)	$(13,434,375)	(1,036,692)

	Small Company Stock Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class Y Shares	Amount	Shares	Amount	Shares
Shares sold	$1,657,790	144,092	$1,805,065	151,610

Shares issued to shareholders in payment of distributions declared	170	15	5,136	512

Shares redeemed	(13,974,276)	(1,236,599)	(12,620,496)	(1,055,952)

Net change resulting from Class Y Shares transactions	$(12,316,316)	(1,092,492)	$(10,810,295)	(903,830)

	Small Company Stock Fund
	Year Ended April 30, 2002		Period Ended April 30, 2001(1)
Class B Shares	Amount	Shares	Amount	Shares
Shares sold	$—	—	$50	4

Shares redeemed	—	—	(91,473)	(5,923)

Net change resulting from Class B Shares transactions	$—	—	$(91,423)	(5,919)

Net change resulting from share transactions	$(15,183,189)	(1,345,940)	$(24,336,093)	(1,946,441)

	Large Cap Growth Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$763,436	155,033	$5,084,693	497,506

Shares redeemed	(15,887,315)	(3,140,041)	(21,561,117)	(2,470,455)

Net change resulting from Class R Share transactions	$(15,123,879)	(2,985,008)	$(16,476,424)	(1,972,949)

Riggs Funds
	Large Cap Growth Fund
	Year Ended April 30, 2002		Period Ended April 30, 2001(1)
Class B Shares	Amount	Shares	Amount	Shares
Shares sold	$—	—	$3,800	316

Shares redeemed	—	—	(24,465)	(1,860)

Net change resulting from Class B Share transactions	$—	—	$(20,665)	(1,544)

Net change resulting from share transactions	$(15,123,879)	(2,985,008)	$(16,497,089)	(1,974,493)

	U.S. Government Securities Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$4,917,103	490,037	$4,311,008	439,179

Shares issued to shareholders in payment of distributions declared	817,757	81,469	248,560	25,472

Shares redeemed	(10,435,048)	(1,043,545)	(10,362,233)	(1,062,787)

Net change resulting from Class R Shares transactions	$(4,700,188)	(472,039)	$(5,802,665)	(598,136)

	U.S. Government Securities Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class Y Shares	Amount	Shares	Amount	Shares
Shares sold	$5,153,348	510,018	$5,739,340	587,858

Shares issued to shareholders in payment of distributions declared	9,330	936	173	18

Shares redeemed	(20,607,639)	(2,049,930)	(28,707,061)	(2,972,867)

Net change resulting from Class Y Shares transactions	$(15,444,961)	(1,538,976)	$(22,967,548)	(2,384,991)

Net change resulting from share transactions	$(20,145,149)	(2,011,015)	$(28,770,213)	(2,983,127)

	Bond Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$2,484,422	234,909	$5,147,075	508,255

Shares issued to shareholders in payment of distributions declared	18,200	1,710	3,172	304

Shares redeemed	(11,092,833)	(1,046,705)	(10,797,836)	(1,059,324)

Net change resulting from Class R Share transactions	$(8,590,211)	(810,086)	$(5,647,589)	(550,765)

	Intermediate Tax Free Bond Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$4,643,570	449,726	$4,808,828	476,991

Shares issued to shareholders in payment of distributions declared	6,923	667	8,001	787

Shares redeemed	(8,590,863)	(829,763)	(13,631,727)	(1,346,410)

Net change resulting from Class R Share transactions	$(3,940,370)	(379,370)	$(8,814,898)	(868,632)

Riggs Funds

	Long Term Tax Free Bond Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$653,807	62,284	$2,784,260	270,461

Shares issued to shareholders in payment of distributions declared	7,222	691	6,452	629

Shares redeemed	(10,260,946)	(983,327)	(16,105,710)	(1,585,904)

Net change resulting from Class R Share transactions	$(9,599,917)	(920,352)	$(13,314,998)	(1,314,814)

	Prime Money Market Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$136,039,399	136,039,399	$304,220,418	304,220,418

Shares issued to shareholders in payment of distributions declared	925,886	925,886	2,029,906	2,029,906

Shares redeemed	(196,680,536)	(196,680,536)	(226,633,339)	(226,633,339)

Net change resulting from Class R Shares transactions	$(59,715,251)	(59,715,251)	$79,616,985	79,616,985

	Prime Money Market Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class Y Shares	Amount	Shares	Amount	Shares
Shares sold	$586,155,000	586,155,000	$851,425,268	851,425,268

Shares issued to shareholders in payment of distributions declared	1,019,900	1,019,900	3,265,910	3,265,910

Shares redeemed	(599,997,607)	(599,997,607)	(934,404,419)	(934,404,419)

Net change resulting from Class Y Shares transactions	$(12,822,707)	(12,822,707)	$(79,713,241)	(79,713,241)

Net change resulting from share transactions	$(72,537,958)	(72,537,958)	$(96,256)	(96,256)

	U.S. Treasury Money Market Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class R Shares	Amount	Shares	Amount	Shares
Shares sold	$90,810,472	90,810,471	$10,889,872	10,889,872

Shares issued to shareholders in payment of distributions declared	109,240	109,240	233,607	233,607

Shares redeemed	(53,450,027)	(53,450,027)	(10,047,460)	(10,047,460)

Net change resulting from Class R Share transactions	$37,469,685	37,469,684	$1,076,019	1,076,019

	U.S. Treasury Money Market Fund
	Year Ended April 30, 2002		Year Ended April 30, 2001
Class Y Shares	Amount	Shares	Amount	Shares
Shares sold	$265,931,520	265,931,521	$318,327,120	318,327,120

Shares issued to shareholders in payment of distributions declared	288,128	288,128	694,111	694,111

Shares redeemed	(343,640,166)	(343,640,166)	(309,819,067)	(309,819,067)

Net change resulting from Class Y Share transactions	$(77,420,518)	(77,420,517)	$9,202,164	9,202,164

Net change resulting from share transactions	$(39,950,833)	(39,950,833)	$10,278,183	10,278,183

(1)	As of July 21, 2000, Class B Shares were no longer offered.

Riggs Funds

Investment Adviser Fee and Other Transactions with Affiliates
Investment Adviser Fee
Riggs Investment Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets (see below). The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
Stock Fund	0.75%
Small Company Stock Fund	0.80%
Large Cap Growth Fund	0.75%
U.S. Government Securities Fund	0.75%
Bond Fund	0.75%
Intermediate Tax Free Bond Fund	0.75%
Long Term Tax Free Bond Fund	0.75%
Prime Money Market Fund	0.50%
U.S. Treasury Money Market Fund	0.50%

Sub-Advisers
The Adviser has delegated daily management of the Funds to the following sub-adviser: Riggs Investment Management Corp. (RIMCO) (with respect to Stock Fund, Small Company Stock Fund, U.S. Government Securities Fund, Bond Fund, Intermediate Tax Free Bond Fund, Long Term Tax Free Bond Fund, Prime Money Market Fund and U.S. Treasury Money Market Fund). Large Cap Growth Fund is managed directly by the Adviser. The sub-adviser is paid by the Adviser and not by the Funds.

Administrative Fee
Federated Services Company (“FServ”) and Riggs Bank, N.A. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services are provided for an aggregate annual fee as specified below:

Fees Payable to FServ: Maximum Administrative fee	Average Daily Net Assets of the Riggs Group of Funds
0.140%	on the first $1.2 billion
0.120%	on the next $1.3 billion
0.100%	on the next 1.0 billion
0.080%	on assets in excess of 3.5 billion

Fees payable to Riggs Bank, N.A.:
Riggs Bank, N.A. provides these services for an annual fee of 0.020% of the average daily net assets of the Funds.

Prior to August 1, 2001, FServ provided the Trust with certain administrative personnel and services. FServ provided these services at an annual rate of 0.160% of the average aggregate daily net assets of the Funds.

Distribution Services Fee
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ Class R Shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Share Class Name	Percentage of Average Net Assets of Class
Class R Shares	0.25%

The Class R Shares of Prime Money Market Fund and U.S. Treasury Money Market Fund may pay FSC a fee computed at an annual rate of up to 0.50% of their average daily net assets.

Shareholder Services Fee
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (“FSSC”), the Funds pay up to 0.25% of average daily net assets of the Funds for the period. The fee is paid to FSSC to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Riggs Funds

Transfer and Dividend Disbursing Agent Fees and Expenses
FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees
FServ maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of the Funds’ average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees
Riggs Bank N.A., Washington D.C. is the Funds’ custodian. The fee paid to Riggs Bank N.A., Washington D.C. is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2002, were as follows:

Fund	Purchases	Sales
Stock Fund	$31,260,338	$50,156,007
Small Company Stock Fund	$77,117,309	$92,909,651
Large Cap Growth Fund	$9,850,925	$24,392,150
U.S. Government Securities Fund	—	—
Bond Fund	$4,720,648	$8,846,075
Intermediate Tax Free Bond Fund	$14,912,655	$17,976,593
Long Term Tax Free Bond Fund	$12,824,017	$23,469,411

Purchases and sales of long-term U.S. government securities for the year ended April 30, 2002, were as follows.

Fund	Purchases	Sales
U.S. Government Securities Fund	$62,758,560	$81,135,811
Bond Fund	$20,857,163	$24,762,499

Change in Independent Auditors (Unaudited)

On April 12, 2002, the Board of Trustees of the Funds, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds’ independent auditors to KPMG LLP. For the fiscal years ended April 30, 2001 and April 30, 2000, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

Federal Income Tax Information (Unaudited)
For the year ended April 30, 2002, the Funds hereby designate the following distributions as long-term capital gain dividends as follows:

Stock Fund	$560,349
Long Term Tax Free Bond Fund	456,117

For the year ended April 30, 2002, the Small Company Stock Fund, Large Cap Growth Fund, U.S. Government Securities Fund, Bond Fund and Intermediate Tax Free Bond Fund did not designate any long-term capital gain dividends.

At April 30, 2002, the following percentages represent the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax:

Long Term Tax Free Bond Fund	100.00%
Intermediate Tax Free Bond Fund	99.30%

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders
Riggs Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs Large Cap Growth Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Long Term Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, each a portfolio of the Riggs Funds (the “Funds”), as of April 30, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 2001 and financial highlights for each of the years or periods in the four-year period ended April 30, 2001 were audited by other auditors whose report dated June 8, 2001, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of April 30, 2002, and the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
June 21, 2002

BOARD OF TRUSTEES AND TRUST OFFICERS

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Riggs Fund Complex consists of nine investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Riggs Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-six portfolios; CCMI Funds-two portfolio; Federated Investors Funds-139 portfolios; FirstMerit Funds-two portfolios; Regions Funds-eight portfolios; and WesMark Funds-five portfolios. The Funds’ Statement of Additional Information includes additional information about theTrust’s Trustees and is available, without charge and upon request, by calling 1-800-934-3883.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1991	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: July 1999
Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: April 1991
Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

*
Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is “interested” because his son-in-law is employed by the Fund’s principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children’s Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: April 1991
Principal Occupations: Director of Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998
Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991
Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 2000
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00)

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1991
Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Peter J. Germain Birth Date: September 3, 1958 PRESIDENT
Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Judith J. Mackin Birth Date: May 30, 1960 VICE PRESIDENT	Principal Occupations: Vice President, and Director of Administration and Business Management for Mutual Fund Services Group, Federated Services Company.

James E. Ostrowski Birth Date: November 13, 1959 VICE PRESIDENT	Principal Occupations: Vice President, Business Manager and Relationship Manager for Mutual Fund Services, Federated Services Company.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Cusip 76656A 609 Riggs Stock Fund R Shares	RISTX
Cusip 76656A 781 Riggs Stock Fund Y Shares	RIYSX
Cusip 76656A 807 Riggs Small Company Stock Fund R Shares	RISCX
Cusip 76656A 799 Riggs Small Company Stock Fund Y Shares	RISYX
Cusip 76656A 849 Riggs Large Cap Growth Fund R Shares	RILCX
Cusip 76656A 500 Riggs U.S. Government Securities Fund R Shares	RIBDX
Cusip 76656A 773 Riggs U.S. Government Securities Fund Y Shares	RIUSX
Cusip 76656A 872 Riggs Bond Fund R Shares	RIBRX
Cusip 76656A 864 Riggs Intermediate Tax Free Bond Fund R Shares	RIIBX
Cusip 76656A 856 Riggs Long Term Tax Free Bond Fund R Shares	RILTX
Cusip 76656A 203 Riggs Prime Money Market Fund R Shares	RRPXX
Cusip 76656A 104 Riggs Prime Money Market Fund Y Shares	RYPXX
Cusip 76656A 401 Riggs U.S. Treasury Money Market Fund R Shares	RGSXX
Cusip 76656A 302 Riggs U.S. Treasury Money Market Fund Y Shares	RYTXX

2052603 (6/02)